     UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06526

The Coventry Group

(Exact name of registrant as specified in charter)

3435 Stelzer Road	Columbus, OH	43219

	(Address of principal executive offices)	(Zip code)

3435 Stelzer Road	Columbus, OH	43219

(Name and address of agent for service)
Registrant’s telephone number, including area code:	1-800-282-8782

Date of fiscal year end:	March 31, 2009

Date of reporting period:	March 31, 2009

Item 1.	Reports to Stockholders.

Boston Trust Balanced Fund
Boston Trust Equity Fund
Boston Trust Small Cap Fund
Boston Trust Midcap Fund

Walden Social Balanced Fund
Walden Social Equity Fund
Walden Small Cap Innovations Fund

ANNUAL REPORT

March 31, 2009

Boston Trust Investment Management, Inc., a subsidiary of Boston Trust & Investment Management Company (BTIM) and an affiliate of Walden Asset Management (Walden) serves as investment adviser (the Adviser) to the Boston Trust and Walden Funds and receives a fee for its services. Walden, a division of BTIM, performs shareholder advocacy, proxy voting, screening services, and other social initiatives for the Adviser and is paid a fee for these services by the Adviser.

Shares of the Funds are not deposits of, obligations of, or guaranteed by Boston Trust & Investment Management Company or its affiliates, nor are they federally insured by the FDIC. Investments in the Funds involve investment risks, including the possible loss of principal. Funds are distributed by Foreside Distribution Services, L.P., Columbus, Ohio.

The foregoing information and opinions are for general information only. Boston Trust Funds and Boston Trust Investment Management, Inc. do not assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice, are for general information only, and are not intended as an offer or solicitation with respect to the purchase or sale of any security or offering individual or personalized investment advice.

Table of Contents	Annual Report March 31, 2009

Boston Trust Balanced Fund
Economic and Market Summary	1
Investment Performance	4
Schedule of Portfolio Investments	11
Financial Statements	13
Financial Highlights	15

Boston Trust Equity Fund
Economic and Market Summary	1
Investment Performance	5
Schedule of Portfolio Investments	16
Financial Statements	17
Financial Highlights	19

Boston Trust Small Cap Fund
Economic and Market Summary	6
Investment Performance	7
Schedule of Portfolio Investments	20
Financial Statements	21
Financial Highlights	23

Boston Trust Midcap Fund
Economic and Market Summary	8
Investment Performance	10
Schedule of Portfolio Investments	24
Financial Statements	25
Financial Highlights	27

Social Research and Action Update	28

Walden Social Balanced Fund
Economic and Market Summary	30
Investment Performance	33
Schedule of Portfolio Investments	35
Financial Statements	37
Financial Highlights	39

Walden Social Equity Fund
Economic and Market Summary	30
Investment Performance	34
Schedule of Portfolio Investments	40
Financial Statements	41
Financial Highlights	43

Walden Small Cap Innovations Fund
Schedule of Portfolio Investments	44
Financial Statements	45
Financial Highlights	47

Notes to Financial Statements	48
Report of Independent Registered Public Accounting Firm	54
Supplementary Information	55
Investment Adviser Contract Approval	58
Information about Trustees & Officers	60

Economic and Market Summary (unaudited)	Boston Trust Balanced Fund Boston Trust Equity Fund Manager Commentary by Domenic Colasacco

Investment Concerns:
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of these Funds will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call us at 1.800.282.8782 ext. 7050.

Market and Performance Summary

Sadly, actual events during the first quarter of 2009 only confirmed widespread, broadly pessimistic near-term economic views. Early in January, it became clear that the sharp decline in Gross Domestic Product1 that began last September would persist through the winter months, with continued steep drops in consumer spending for durable goods such as automobiles, furniture and appliances. Business capital expenditures across a broad range of industries also fell. Not surprisingly, employment trends were especially weak, as businesses struggled to reduce expenses given the sudden fall in revenue. In just three months, roughly two million jobs were lost, and the unemployment rate jumped to 8.5%, the highest level in nearly 30 years. Economic news from Japan and across key European countries was also at the low end of negative forecasts.

One had to look hard for positive economic news during the past few months, but there was good progress on several fronts. Most importantly, the variety of programs initiated by the Federal Reserve (the “Fed”) since last fall to help stabilize credit markets began to be effective. On the fiscal side, the new Obama administration quickly passed an economic stimulus bill, and in March, the Treasury Department finally detailed a long-awaited plan to remove some problem, or so-called toxic, assets from bank balance sheets. Even though we suspect both of these fiscal programs will have to be enhanced and revised in the months ahead, they are essential, positive steps that help fill the economic void left by broad declines in private sector activity. Independent of these new government programs, toward quarter-end a few economic reports suggested that the rate of decline in consumer spending had begun to moderate. Positive news, however minor, is always welcome amid the deluge of adverse reports.

Despite our lack of confidence at year-end 2008 for an early resolution of the economic mess, we thought there was a reasonable prospect that the decline in aggregate stock prices already seen fully reflected the further deterioration in business conditions we anticipated. After all, from the peak reached in October 2007, the S&P 500 Index2 had already declined more than 40%. That prospect did not prove to be the case. From the first week of January through early March, the S&P 500 declined another 25%. About one-half of this fresh drop was recouped through the final few weeks of the first quarter of 2009. High day-to-day volatility and price advances that last for months (false starts that are called, in Wall Street parlance, bear market rallies) are typical in extended bear markets. Not until well after stock prices trough and economic activity improves is it possible to have full confidence that the worst has passed.

Economic Summary & Outlook

We generally dislike periods when the economy captures newspaper headlines or becomes the lead story in broadcast news. For economic events to rise to such levels of general interest has usually required dire developments. That has certainly been the case since last fall when Federal Reserve and Treasury Department intervention was required to prevent an implosion of our financial system. We will not repeat how we

[1]	The Gross Domestic Product (GDP) is the measure of the market value of the goods and services produced by labor and property in the United States.
[2]	The Standard & Poor’s 500 Index (“S&P 500”) is an unmanaged index that is regarded as a gauge of the U.S. equities market, this index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market.

Economic and Market Summary (unaudited)(cont.)	Boston Trust Balanced Fund Boston Trust Equity Fund Manager Commentary by Domenic Colasacco

came to that point. Suffice to note that we are now in the midst of a severe global recession unlike any we have experienced since World War II. The essential difference from prior recessionary periods, in our view, is the near collapse of our largest financials institutions and the consequent sharp and deep drop in private sector economic activity. These developments required government intervention unprecedented in scale. We share the view that without such support, more banks would have failed and the current economic decline would be much worse.

Will these massive levels of monetary and fiscal stimulus succeed? Recent surveys have confirmed that most economic forecasters expect GDP trends to stabilize by summer and begin to rise prior to year-end 2009. Other economists are not as sanguine and have expressed concern that more government support will be required to effect a positive turn in GDP. Frankly, all economic forecasts in the current fragile financial environment come with a high degree of risk. Which (if any) prove prescient as time passes no one knows for sure. We do know that we are not yet in the type of sustainable, balanced economic environment that supported attractive investment returns through most of the 1980’s and 1990’s. Until we get there, financial markets will remain volatile. Stated differently, the transition toward a revised financial order, with more government involvement, is unlikely to be smooth.

Investment Strategy

For the 12-month period ended March 31, 2009, the Boston Trust Balanced Fund returned -18.68%, and the Boston Trust Equity Fund returned -32.73%. For the same period, the S&P 500 Index1, the Barclays Capital U.S. Government/Credit Index2 and the Citigroup 90-day U.S. Treasury Bill Index3 posted a -38.09%, 1.78% and 1.13% total return, respectively.

The Boston Trust Balanced Fund’s net asset value fell by 5.55% during the first quarter of 2009. That is clearly not pleasant in absolute terms but, as was the case in 2008, above the returns posted by most balanced mutual funds. Our decision to reduce the Fund’s equity allocation over the past 18 months from above 70% to just below 50% at year-end helped cushion the first quarter decline. At fiscal period end, stocks comprised roughly 45% of the Fund’s total value, the lowest level in over a decade.

We decided to reduce equity exposure further over the past few months in light of the lack of clarity in both the timing and strength of an economic recovery. Where does the Fund go from here? And when will this excruciating bear market end? Our thoughts on these questions are summarized below.†

Asset Allocation: Our policy and practice has been to keep the Balanced Fund’s equity allocation within an approximate range of 45% to 75% of total assets.† Two primary factors drive our allocation decision process: comparative equity valuations and prospective economic conditions. When both are favorable, we tend to keep stock exposure near maximum, while the opposite is true during periods of high stock prices and weak economics. Gradations in either or both factors lead us to some middle ground.†

At roughly 45%, the Balanced Fund’s current equity allocation is at the low end of its usual range. On the surface, such a low allocation implies that we have a bearish outlook for stocks. Yet that is not the reason we have chosen to de-emphasize equities at this time. By nearly all traditional valuation metrics stocks, in the aggregate, are now either fairly priced or simply bargains. If the more bullish economists prove correct, we would not be surprised to see the primary stock indices rise by 25% or so in just a few months. In that environment, we would look back with regret at not having purchased more stocks at today’s levels.†

Our continued cautious equity allocation primarily reflects the unusually high level of economic uncertainty. Stocks could just as easily decline 25% in the second quarter, rather than rise, if the economy fails to respond positively in the months ahead to recent government stimulus programs. We have always preferred to invest when economic trends are more settled and definitive. Among the things we would like to see prior to increasing significantly the Fund’s equity allocation are more evidence of a trough in home values, a moderation in job losses, lower credit spreads in fixed income markets and more confidence that the worst is behind us with respect to the health of our major banks and insurance companies. Stock prices may very well move higher as these issues clarify, but investment risks will be lower. We believe there will be many opportunities to generate attractive returns (with less risk) within an already improved economic environment.

[1]	The Standard & Poor’s 500 Index (“S&P 500”) is an unmanaged index that is regarded as a gauge of the U.S. equities market, this index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market.
[2]	The Barclays Capital U.S. Government/Credit Bond Index is a non-securitized component of the Barclays U.S. Aggregate Index and was the first macro index launched by Lehman Brothers. The U.S. Government/Credit Index includes Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), Government-Related issues (i.e., agency, sovereign, supranational, and local authority debt), and USD Corporates.
[3]	The Citigroup 90-Day U.S. Treasury Bills are represented by the U.S. Treasury Bill Total Return Index. Treasury bills are government guaranteed and offer a fixed rate of return. Return and principal of stocks and bonds will vary with market conditions.
†	Portfolio composition is subject to change.

Economic and Market Summary (unaudited)(cont.)	Boston Trust Balanced Fund Boston Trust Equity Fund Manager Commentary by Domenic Colasacco

On behalf of all of us at Boston Trust & Investment Management Company, we thank you for your continued confidence in our services. Please feel free to contact us at (617) 726-7252 should you have any questions about our investment views or your account.

Domenic Colasacco
Portfolio Manager and President
Boston Trust Investment Management, Inc.

Investment Performance (unaudited)	Boston Trust Balanced Fund March 31, 2009

Fund Net Asset Value: $23.33
Gross Expense Ratio[1]: 1.09%	Annualized

	1 Year Ended	5 Years Ended	10 Years Ended
	3/31/09	3/31/09	3/31/09
Boston Trust Balanced Fund	-18.68%	0.89%	2.24%
Lipper Mixed-Asset Target Allocation Growth Funds Average	-29.69%	-2.45%	0.01%
S&P 500 Index	-38.09%	-4.76%	-3.00%
Barclays Capital U.S. Government/Credit Bond Index	1.78%	3.74%	5.64%
Citigroup 90-Day U.S. Treasury Bill	1.13%	3.06%	3.19%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

[1]
The above Gross Expense ratio is from the Fund’s prospectus dated August 1, 2008. Additional information pertaining to the Fund’s expense ratios as of March 31, 2009 can be found in the financial highlights. The investment performance reflects voluntary fee waivers which may be discontinued at any time and a contractual fee waiver which shall continue in effect from year to year only upon mutual agreement of the Fund and the Adviser. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occured, the quoted performance would have been lower. Based on the Fund’s prospectus dated August 1, 2008, the Total Fund Operating Expenses would be 1.08% and the Net Fund Operating Expenses would be 1.00% excluding the indirect costs of investing in Acquired Funds.

The chart represents historical 10-year performance of a hypothetical investment of $10,000 in the Boston Trust Balanced Fund and represents the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and graph do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of Fund shares.

The Boston Trust Balanced Fund is measured against the Standard & Poor’s 500 Index (“S&P 500”), which is regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The Barclays Capital U.S. Government/Credit Bond Index is a non-securitized component of the Barclays U.S. Aggregate Index and was the first macro index launched by Lehman Brothers. The U.S. Government/Credit Index includes Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), Government-Related issues (i.e., agency, sovereign, supranational, and local authority debt), and USD Corporates. The Citigroup 90-Day U.S. Treasury Bills are represented by the U.S. Treasury Bill Total Return Index. Treasury bills are government guaranteed and offer a fixed rate of return. Return and principal of stocks and bonds will vary with market conditions. The indices’ performance is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. The Lipper Average is an equally weighted index of the largest managed mutual funds within their respective investment objectives, adjusted for the reinvestment of capital gains distributions and income dividends. Investors cannot invest directly in an index.

The Lipper Mixed-Asset Target Allocation Growth Funds Average is an average of managed mutual funds whose primary objective is to maintain a mix of between 60%-80% equity securities with the remainder invested in bonds, cash and cash equivalents.

Investment Performance (unaudited)	Boston Trust Equity Fund March 31, 2009

Fund Net Asset Value: $8.77
Gross Expense Ratio[1]: 1.10%	Annualized

	1 Year Ended	3 Years Ended	5 Years Ended	Since Inception
	3/31/09	3/31/09	3/31/09	10/1/03
Boston Trust Equity Fund	-32.73%	-9.00%	-2.81%	-0.87%
S&P 500 Index	-38.09%	-13.06%	-4.76%	-2.42%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

[1]
The above Gross Expense ratio is from the Fund’s prospectus dated August 1, 2008. Additional information pertaining to the Fund’s expense ratios as of March 31, 2009 can be found in the financial highlights. The investment performance reflects voluntary fee waivers which may be discontinued at any time and a contractual fee waiver which shall continue in effect from year to year only upon mutual agreement of the Fund and the Adviser. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occured, the quoted performance would have been lower. Based on the Fund’s prospectus dated August 1, 2008, the Total Fund Operating Expenses would be 1.10% and the Net Fund Operating Expenses would be 1.00% excluding the indirect costs of investing in Acquired Funds.

The chart represents historical performance of a hypothetical investment of $10,000 in the Boston Trust Equity Fund from October 1, 2003 to March 31, 2009, and represents the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and graph do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of Fund shares.

The Boston Trust Equity Fund is measured against the Standard & Poor’s 500 Index (“S&P 500”), which is an unmanaged index that is regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Economic and Market Summary (unaudited)	Boston Trust Small Cap Fund Manager Commentary by Kenneth P. Scott

Investment Concerns:
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments. Small-capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure and, historically, their stocks have experienced a greater degree of volatility.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call us at 1.800.282.8782 ext. 7050.

Economic and Market Summary

In the first quarter 2009, when equity markets continued to decline, the Boston Trust Small Cap Fund outperformed the Russell 2000® Index1 by approximately one and a half percent. For the trailing one, three, five, and 10 year periods ended March 31, 2009, the Boston Trust Small Cap Fund has outperformed the benchmark, while experiencing less volatility.

We focus our small cap research analysis on companies we judge to be more innovative, of higher quality and leveraged to investment themes offering significant benefits to their customers and the potential for long-term growth. During our period under review, firms with superior profitability, as indicated by returns on invested capital, performed comparatively well. Similarly, our investment in faster growing firms with less financial leverage also contributed to better relative small cap performance.

While we continue to aim for sector and market cap comparability, our underweight in stocks with market capitalizations below $100 million contributed positively to performance during the quarter. If small cap market indices remain at depressed levels, we believe this is likely to increase the benchmark tracking error of the Fund. In the current environment, identifying higher quality financial services firms remains a challenge. Still we narrowed our modest underweight in this sector, which had a small positive performance impact in the last three calendar months of the Fund’s fiscal period.†

We established new positions in four stocks in the Boston Trust Small Cap Fund during the period under review. Commerce Bancshares (1.07%) is a Midwest bank with a less stressed balance sheet and lower exposure to real estate. Another new holding, Computer Programs & Systems (0.52%), designs electronic medical record systems, which are expected to see continued growth, driven in part by regulatory reform efforts aiming to reduce medical errors. Gen-Probe (1.02%) makes human blood analysis equipment that detects disease, such as infectious microorganisms, TB, strep, pneumonia and fungal infections. Investment Technology Group (0.90%) manages the POSIT investment trading platform, which allows buyers and sellers to post, anonymously, large blocks to be matched on a periodic basis.†

Conversely, we sold the full positions of six stocks from the Fund during the period under review: Gaiam, Healthways, Interface, Kadant, School Specialty and SunOpta. We believe these firms are more likely than peers to experience continued deterioration in their fundamental performance; some of these firms, in our judgment, have near-term liquidity issues relative to existing debt obligations. The net result of this portfolio management and securities research activity was a turnover rate in line with our historical average.†

We recognize that strong relative returns may be cold comfort when the overall equity markets have declined so severely. Extraordinary market volatility is likely to linger, and significant risks and challenges remain, in small cap as well as large cap funds. However, the current valuation of small cap stocks is below historical averages leading us to expect better than average returns as the economy recovers, particularly for shares of companies whose growth prospects are uniquely leveraged to the fastest growing segments of the economy. In the meantime, we expect that the market’s lower appetite for risk will support demand for the shares of higher quality companies, especially when they are more reasonably valued than their peers. Our efforts to identify higher quality, innovative small cap companies at attractive prices continue.

The equities of the companies in bold-face in the commentary were holdings of the Boston Trust Small Cap Fund as of March 31, 2009.

Kenneth P. Scott, CFA
Portfolio Manager
Boston Trust Investment Management, Inc.

[1]	The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.
†	Portfolio composition is subject to change.

Investment Performance (unaudited)	Boston Trust Small Cap Fund March 31, 2009

Fund Net Asset Value: $7.21
Gross Expense Ratio[1]: 1.15%	Annualized

	1 Year Ended	5 Years Ended	10 Years Ended
	3/31/09	3/31/09	3/31/09
Boston Trust Small Cap Fund*	-33.24%	-1.28%	6.62%
Russell 2000® Index	-37.50%	-5.24%	1.93%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

*
The quoted performance for the Fund reflects the performance of a collective investment fund that was previously managed with full investment authority by the parent company of the Fund’s Adviser prior to the establishment of the Fund on December 16, 2005. The performance of the collective fund has been restated to reflect the net expenses of the Fund after all expenses at an annual rate of 1.25%, the Adviser’s expense limitation, for its initial year of investment operations. The performance of the collective investment fund was restated to reflect the expenses associated with the Mutual Fund. The collective investment fund was not registered with the Securities and Exchange Commission and, therefore, was not subject to the investment restrictions imposed by law on registered mutual funds. If the collective investment fund had been registered, the collective investment fund’s performance may have been adversely affected.

[1]
The above Gross Expense ratio is from the Fund’s prospectus dated August 1, 2008. Additional information pertaining to the Fund’s expense ratios as of March 31, 2009 can be found in the financial highlights. The investment performance reflects voluntary fee waivers which may be discontinued at any time and a contractual fee waiver which shall continue in effect from year to year only upon mutual agreement of the Fund and the Adviser. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occured, the quoted performance would have been lower. Based on the Fund’s prospectus dated August 1, 2008, the Total Fund Operating Expenses would be 1.14% and the Net Fund Operating Expenses would be 1.14% excluding the indirect costs of investing in Acquired Funds.

The chart represents historical 10-year performance of a hypothetical investment of $10,000 in the Boston Trust Small Cap Fund and represents the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and graph do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of Fund shares.

The Boston Trust Small Cap Fund is measured against the Russell 2000® Index, which is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Economic and Market Summary (unaudited)	Boston Trust Midcap Fund Manager Commentary by Stephen J. Amyouny

Investment Concerns:
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments. Small-capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure and, historically, their stocks have experienced a greater degree of volatility.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call us at 1.800.282.8782 ext. 7050.

Market Summary

In the first quarter of 2009, investors were harshly reminded of the long road to financial and economic recovery ahead. The historic election of President Obama initially brought widespread hope that a new administration would aggressively address the economic issues that continue to plague the nation. However, this hope quickly dissolved as investors once again began to recognize and fear the deep troubles affecting our financial system. As a result, stocks sold off sharply in January and February, extending a stock market decline that began in October of 2007. High volatility remained prevalent in the first quarter as investors continued to evaluate the short term and long term outlook for the global economy. Yet, March brought renewed optimism that the economy might be nearing a bottom. For the first time in several months, there were bits of encouraging economic news that investors hoped might signal the beginning stages of a recovery. It is too early to tell if we have indeed reached a bottom, both in terms of the economy and the financial markets, but we remain optimistic that the massive fiscal and monetary stimuli that have been placed in motion will eventually put the economy back on track.

Portfolio Review

The Boston Trust Midcap Fund returned -33.03% for the year ended March 31, 2009 versus the benchmark Russell Midcap® Index1 return of -40.81%. Once again, stocks within the financial sector led the decline due to continued concerns over the health of the global financial system. Although the government continues to enact programs aimed at stabilizing the financial system and enhancing the flow of credit, investors remain skeptical of the uncertain future for financial companies. Fortunately, the Fund’s limited exposure to financial services companies helped to moderate the impact of this sector’s sharp sell-off. However, the Fund was not so fortunate in its positioning within the Industrial Products and Services sector, which also performed quite poorly during the period. As economic conditions continue to deteriorate across the globe, demand for industrial products and services has fallen sharply. Industrial companies with exposure to global infrastructure, autos, trucks, residential construction, and transportation services were among the hardest hit. Despite these short-term losses, we expect the Fund’s industrial product holdings to perform very well when economic activity begins to reaccelerate. On a positive note, the Fund’s technology holdings collectively posted a positive return while losses within the healthcare and energy sectors were quite modest.†

During the period, the Fund established new positions in Gen-Probe (1.0%), a diagnostic test manufacturer with a pristine balance sheet, solid growth prospects, and an attractive valuation, and Time Warner Cable (1.5%). We also decided to liquidate the Fund’s positions in IMS Health, Investment Technology Group, Terex, Northern Trust, Wilmington Trust, Lincoln Electric, and Cablevision. These stocks were generally sold in order to reduce our exposure to financial companies or due to increased uncertainty regarding their growth outlook or financial stability.†

Portfolio Strategy

Over the last 12 months, the Fund has benefited from our relatively defensive portfolio composition. During this period, we have maintained an above-average allocation to companies in defensive sectors, e.g. healthcare and consumer staples, and a below-average allocation to the financial services and consumer discretionary sectors. The uncertain outlook for financial companies and our continued concerns over the financial health of consumers will most likely keep us on the defensive in these areas. In fact, we believe that unemployment

[1]	The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000 companies.
†	Portfolio composition is subject to change.

Economic and Market Summary (unaudited)(cont.)	Boston Trust Midcap Fund Manager Commentary by Stephen J. Amyouny

will continue to rise, bankruptcies will continue to escalate, the housing market has not yet reached bottom, and consumer confidence will remain at low levels over the next few months—all of which will continue to negatively impact discretionary spending among consumers. Yet, we are also optimistic that the massive amounts of monetary and fiscal stimuli provided by the government will stabilize the economy and position it for a reacceleration of growth over the next 12 to 18 months. As such, we continue to maintain a healthy exposure to industrial products and technology companies that stand to benefit from the eventual recovery in economic activity. Once we have increased confidence that a sustainable economic recovery is under way, we are likely to reduce our exposure in the more defensive sectors; however, at this time, the Fund maintains a delicate balance between defensive and economically sensitive sectors.†

Lastly, we should note that our research team remains focused on the balance sheets and general financial health of each of the Fund’s companies. Our long-standing approach of investing in higher-quality companies with sustainable business models and attractive growth prospects has served us well over the years. In this environment, it has paid to own these higher-quality companies with below-average financial leverage and solid free cash flow generation. We have also identified a number of potential portfolio candidates that have strong financial profiles, attractive growth prospects, and now sell at reasonable valuations, and we are likely to invest in several of these companies over the remainder of the year.†

The equities of the companies in bold-face in the commentary were holdings of the Boston Trust Midcap Fund as of March 31, 2009.

Stephen J. Amyouny, CFA
Portfolio Manager
Boston Trust Investment Management, Inc.

†	Portfolio composition is subject to change.

Investment Performance (unaudited)	Boston Trust Midcap Fund March 31, 2009

Fund Net Asset Value: $6.08
Gross Expense Ratio[1]: 1.58%	Annualized

	1 Year Ended	Since Inception
	3/31/09	9/24/07
Boston Trust Midcap Fund	-33.03%	-26.82%
Russell Midcap® Index	-40.81%	-35.09%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

[1]
The above Gross Expense ratio is from the Fund’s prospectus dated August 1, 2008. Additional information pertaining to the Fund’s expense ratios as of March 31, 2009 can be found in the financial highlights. The investment performance reflects voluntary fee waivers which may be discontinued at any time and a contractual fee waiver which shall continue in effect from year to year only upon mutual agreement of the Fund and the Adviser. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occured, the quoted performance would have been lower. Based on the Fund’s prospectus dated August 1, 2008, the Total Fund Operating Expenses would be 1.58% and the Net Fund Operating Expenses would be 1.00% excluding the indirect costs of investing in Acquired Funds.

The chart represents historical performance of a hypothetical investment of $10,000 in the Boston Trust Midcap Fund from September 24, 2007 to March 31, 2009, and represents the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and graph do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of Fund shares.

The Boston Trust Midcap Fund is measured against the Russell Midcap® Index, which is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market capitalization and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Schedule of Portfolio Investments	Boston Trust Balanced Fund March 31, 2009

COMMON STOCkS (42.7%)
Security Description	Shares	Value ($)

Consumer Discretionary (3.8%)
Comcast Corp., Class A	70,000	954,800
Johnson Controls, Inc.	40,000	480,000
NIKE, Inc., Class B	17,000	797,130
Omnicom Group, Inc.	50,000	1,170,000
Staples, Inc.	50,000	905,500
Target Corp.	40,000	1,375,600

		5,683,030

Consumer Products (5.4%)
Costco Wholesale Corp.	30,000	1,389,600
Diageo PLC, ADR	25,000	1,118,750
PepsiCo, Inc.	25,000	1,287,000
Procter & Gamble Co.	60,000	2,825,400
Sysco Corp.	60,000	1,368,000

		7,988,750

Energy (6.3%)
Apache Corp.	20,000	1,281,800
Chevron Corp.	28,000	1,882,720
Exxon Mobil Corp.	65,000	4,426,500
Schlumberger Ltd.	15,000	609,300
XTO Energy, Inc.	35,000	1,071,700

		9,272,020

Financial Services (3.1%)
Chubb Corp.	30,000	1,269,600
Cincinnati Financial Corp.	50,000	1,143,500
State Street Corp.	15,000	461,700
T. Rowe Price Group, Inc.	60,000	1,731,600

		4,606,400

Health Care (7.5%)
Becton, Dickinson & Co.	35,000	2,353,400
C.R. Bard, Inc.	25,000	1,993,000
DENTSPLY International, Inc.	60,000	1,611,000
Johnson & Johnson, Inc.	30,000	1,578,000
Medtronic, Inc.	30,000	884,100
Saint Jude Medical, Inc.(a)	35,000	1,271,550
Stryker Corp.	30,000	1,021,200
Varian Medical Systems, Inc.(a)	15,000	456,600

		11,168,850

Industrial Materials (2.3%)
Air Products & Chemicals, Inc.	15,000	843,750
AptarGroup, Inc.	17,500	544,950
Ecolab, Inc.	25,000	868,250
Sigma-Aldrich Corp.	30,000	1,133,700

		3,390,650

Industrial Products & Services (7.6%)
Donaldson Co., Inc.	75,000	2,013,000
Emerson Electric Co.	60,000	1,714,800
Illinois Tool Works, Inc.	60,000	1,851,000
Parker Hannifin Corp.	20,000	679,600
Precision Castparts Corp.	30,000	1,797,000
United Parcel Service, Inc., Class B	30,000	1,476,600
W.W. Grainger, Inc.	25,000	1,754,500

		11,286,500

Information Technology (6.7%)
Accenture Ltd., Class A	35,000	962,150
Automatic Data Processing, Inc.	20,000	703,200
Cisco Systems, Inc.(a)	100,000	1,677,000
EMC Corp.(a)	100,000	1,140,000
International Business Machines Corp.	10,000	968,900
Microsoft Corp.	125,000	2,296,250
Oracle Corp.(a)	120,000	2,168,400

		9,915,900

TOTAL COMMON STOCKS (Cost $55,202,821)		63,312,100

CORPORATE BONDS (3.2%)
	Principal
Security Description	Amount ($)	Value ($)

Basic Materials (0.2%)
Weyerhaeuser Co., 7.25%, 7/1/13	300,000	277,365

Communication Services (0.3%)
AT&T, Inc., 5.63%, 6/15/16	500,000	501,831

Consumer Products (0.4%)
Diageo Capital PLC, 5.50%, 9/30/16	500,000	506,397

Financial Services (1.5%)
American Express Co., 7.00%, 3/19/18	250,000	220,887
American Express Credit Co.,
Series C, 5.88%, 5/2/13	600,000	527,246
John Deere Capital Corp.,
Series D, 5.35%, 4/3/18	1,000,000	929,289
National Rural Utilities Cooperative
Finance Corp., 10.38%, 11/1/18	500,000	579,765

		2,257,187

Industrial Products & Services (0.3%)
Emerson Electric Co., 5.13%, 12/1/16	300,000	309,205
Weyerhaeuser Co., 6.75%, 3/15/12	100,000	96,252

		405,457

Information Technology (0.5%)
Oracle Corp., 5.75%, 4/15/18	750,000	784,093

TOTAL CORPORATE BONDS (Cost $4,897,253)		4,732,330

MUNICIPAL BONDS (5.8%)
Connecticut (0.7%)
Connecticut State, Series E, GO, 5.00%,
12/15/20, Callable 12/15/16 @ 100	1,000,000	1,103,270

Florida (0.7%)
Florida State Board of Education, Series D,
GO, 5.00%, 6/1/21, Callable 6/1/17 @ 101	1,000,000	1,061,040

Georgia (0.2%)
Georgia State, Series B, GO, 5.00%, 3/1/20,
Callable 3/1/16 @ 100	300,000	330,888

Illinois (1.0%)
Illinois State, Series A, GO, 5.00%, 3/1/22,
Callable 3/1/14 @ 100	750,000	777,360
Illinois State, GO, 5.00%, 4/1/24,
Callable 4/1/17 @ 100	500,000	516,290
Illinois State, Series A, GO, 5.00%, 6/1/29,
Callable 12/1/16 @ 100	250,000	247,790

		1,541,440

Massachusetts (1.2%)
Massachusetts State, Series A, GO, 5.25%, 8/1/20	500,000	572,155
Massachusetts State, Series C, GO,
5.50%, 12/1/22, FSA	1,000,000	1,160,080

		1,732,235

Ohio (0.4%)
Ohio State, Series D, GO, 4.50%, 9/15/22, MBIA,
Callable 3/15/16 @ 100	500,000	512,585

Washington (0.9%)
Washington State, Series A, GO, 5.00%, 7/1/20,
FSA, Callable 7/1/14 @ 100	1,000,000	1,062,380
Washington State, Series C, GO, 5.00%, 2/1/26,
Callable 2/1/19 @ 100	250,000	257,222

		1,319,602

See Notes to Financial Statements

11

Schedule of Portfolio Investments (cont.)	Boston Trust Balanced Fund March 31, 2009

MUNICIPAL BONDS, CONTINUED

	Shares or
	Principal
Security Description	Amount ($)	Value ($)

Wisconsin (0.7%)
Wisconsin State, Series C, GO, 5.00%, 5/1/25,
Callable 5/1/18 @ 100	200,000	206,624
Wisconsin State, Series D, GO, 5.50%, 5/1/26,
Callable 5/1/18 @ 100	750,000	799,605

		1,006,229

TOTAL MUNICIPAL BONDS (Cost $8,414,483)		8,607,289

U.S. GOVERNMENT & U.S. GOVERNMENT AGENCY OBLIGATIONS (45.5%)
Federal Farm Credit Bank
4.75%, 12/7/09	5,000,000	5,130,700
6.30%, 12/20/10	1,500,000	1,627,874
Federal Home Loan Bank
2.25%, 4/13/12	7,500,000	7,557,262
4.88%, 12/14/12	13,000,000	14,259,414
5.00%, 10/13/11	3,000,000	3,242,682
5.25%, 9/11/09	5,000,000	5,099,525
5.25%, 6/11/10	5,000,000	5,249,195
5.25%, 6/10/11	3,000,000	3,238,938
5.25%, 9/13/13	5,000,000	5,595,225
5.38%, 6/8/12	5,000,000	5,517,520
Government National Mortgage Association,
6.00%, 10/15/36	2,708,732	2,834,306
U.S. Treasury Bills, 0.87%, 11/19/09(b)	5,000,000	4,984,210
U.S. Treasury Inflation Protected Bonds,
3.50%, 1/15/11	3,032,450	3,185,771

TOTAL U.S. GOVERNMENT & U.S. GOVERNMENT
AGENCY OBLIGATIONS (Cost $64,551,736)		67,522,622

INVESTMENT COMPANIES (7.5%)
Cavanal Hill U.S. Treasury Fund, 0.01%(c)	3,746,542	3,746,542
Victory Federal Money Market,
Investor Shares, 0.45%(c)	7,417,756	7,417,756

TOTAL INVESTMENT COMPANIES
(Cost $11,164,298)		11,164,298

Total Investments (Cost $144,230,591) — 104.7%		155,338,639
Liabilities in excess of other assets — (4.7)%		(6,938,107)

NET ASSETS — 100.0%		$148,400,532

(a)	Non-income producing security.
(b)	Rate represents the effective yield at purchase.
(c)	Rate disclosed is the seven day yield as of March 31, 2009.
ADR	American Depositary Receipt
FSA	Insured by Financial Security Assurance
GO	General Obligation
MBIA	Insured by Municipal Bond Insurance Association
PLC	Public Limited Company

See Notes to Financial Statements

12

Financial Statements	Boston Trust Balanced Fund

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2009

Assets:
Investments, at value (cost $144,230,591)	$155,338,639
Interest and dividends receivable	976,218
Receivable for capital shares issued	18,060
Prepaid expenses and other assets	27,656

Total Assets	156,360,573

Liabilities:
Payable for investments purchased	7,774,728
Payable for capital shares redeemed	9,687
Accrued expenses and other liabilities:
Investment adviser	93,979
Chief compliance officer	1,127
Administration and accounting	4,174
Custodian	5,241
Transfer agent	2,946
Other	68,159

Total Liabilities	7,960,041

Net Assets	$148,400,532

Composition of Net Assets:
Capital	$140,054,792
Accumulated net investment income	759,251
Accumulated net realized losses from
investment transactions	(3,521,559)
Net unrealized appreciation from investments	11,108,048

Net Assets	$148,400,532

Shares outstanding (par value $0.01, unlimited number of shares authorized)	6,360,840

Net Asset Value, Offering Price and Redemption Price per share	$23.33

STATEMENT OF OPERATIONS
For the year ended March 31, 2009

Investment Income:
Interest	$2,942,711
Dividends	1,738,754
Less: Foreign tax withholding	(3,129)

Total Investment Income	4,678,336

Expenses:
Investment adviser	1,250,601
Administration and accounting	338,602
Trustee	18,653
Custodian	32,404
Transfer agency	17,946
Chief compliance officer	13,775
Other	130,653

Total expenses before fee reductions	1,802,634
Fees voluntarily reduced by the administrator	(92,923)
Fees contractually reduced by the investment adviser	(39,648)

Net Expenses	1,670,063

Net Investment Income	3,008,273

Net Realized/Unrealized Losses from Investments:
Net realized losses from investment transactions	(2,892,802)
Change in unrealized appreciation/depreciation from investments	(34,137,628)

Net realized/unrealized losses from investments	(37,030,430)

Change in Net Assets Resulting from Operations	$(34,022,157)

See Notes to Financial Statements

13

Financial Statements	Boston Trust Balanced Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended	For the year ended
	March 31, 2009	March 31, 2008

Investment Activities:
Operations:
Net investment income	$3,008,273	$2,671,776
Net realized gains (losses) from investment transactions	(2,892,802)	7,314,461
Change in unrealized appreciation/depreciation from investments	(34,137,628)	332,647

Change in net assets resulting from operations	(34,022,157)	10,318,884

Dividends:
Net investment income	(3,026,472)	(2,580,508)
Net realized gains from investment transactions	(4,856,029)	(5,624,715)

Change in net assets from shareholder dividends	(7,882,501)	(8,205,223)

Capital Share Transactions:
Proceeds from shares issued	20,285,450	16,074,101
Dividends reinvested	7,558,953	7,856,581
Cost of shares redeemed	(20,852,763)	(13,037,872)

Change in net assets from capital share transactions	6,991,640	10,892,810

Change in net assets	(34,913,018)	13,006,471

Net Assets:
Beginning of period	183,313,550	170,307,079

End of period	$148,400,532	$183,313,550

Share Transactions:
Issued	795,051	510,696
Reinvested	313,910	246,829
Redeemed	(795,578)	(411,351)

Change in shares	313,383	346,174

Accumulated net investment income	$759,251	$777,451

See Notes to Financial Statements

14

Financial Statements	Boston Trust Balanced Fund

FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the years indicated.

	For the year		For the year	For the year	For the year	For the year
	ended		ended	ended	ended	ended
	March 31,		March 31,	March 31,	March 31,	March 31,
	2009		2008	2007	2006	2005

Net Asset Value, Beginning of Period	$30.31		$29.87	$29.11	$28.77	$27.63

Investment Activities:
Net investment income	0.49	(a)	0.46	0.46	0.53	0.50
Net realized and unrealized gains (losses) from
investment transactions	(6.11)		1.42	2.13	0.88	1.15

Total from investment activities	(5.62)		1.88	2.59	1.41	1.65

Dividends:
Net investment income	(0.52)		(0.45)	(0.43)	(0.52)	(0.50)
Net realized gains from investments	(0.84)		(0.99)	(1.40)	(0.55)	(0.01)

Total dividends	(1.36)		(1.44)	(1.83)	(1.07)	(0.51)

Net Asset Value, End of Period	$23.33		$30.31	$29.87	$29.11	$28.77

Total Return	(18.68)%		6.06%	8.98%	4.97%	5.96%

Ratios/Supplemental Data:
Net Assets at end of period (000’s)	$148,401		$183,314	$170,307	$164,475	$172,218
Ratio of net expenses to average net assets	1.00%		1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	1.80%		1.46%	1.50%	1.76%	1.75%
Ratio of expenses (before fee reductions) to average
net assets(b)	1.08%		1.08%	1.07%	1.08%	1.09%
Portfolio turnover	21.30%		33.49%	37.24%	29.77%	10.38%

(a)	Calculated using the average shares method.
(b)	During the period, certain fees were reduced and total fund expenses are capped at 1.00%. If such expense caps had not been in place, the ratio would have been as indicated.

See Notes to Financial Statements

15

Schedule of Portfolio Investments	Boston Trust Equity Fund March 31, 2009

COMMON STOCKS (94.5%)
Security Description	Shares	Value ($)

Consumer Discretionary (10.4%)
Comcast Corp., Class A	60,000	818,400
Johnson Controls, Inc.	25,000	300,000
NIKE, Inc., Class B	10,000	468,900
Omnicom Group, Inc.	40,000	936,000
Staples, Inc.	25,000	452,750
Target Corp.	30,000	1,031,700

		4,007,750

Consumer Products (10.9%)
Costco Wholesale Corp.	15,000	694,800
Diageo PLC, ADR	17,500	783,125
PepsiCo, Inc.	15,000	772,200
Procter & Gamble Co.	20,000	941,800
Sysco Corp.	45,000	1,026,000

		4,217,925

Energy (12.8%)
Apache Corp.	12,000	769,080
Chevron Corp.	15,000	1,008,600
Exxon Mobil Corp.	30,000	2,043,000
Schlumberger Ltd.	15,000	609,300
XTO Energy, Inc.	17,000	520,540

		4,950,520

Financial Services (8.2%)
Chubb Corp.	25,000	1,058,000
Cincinnati Financial Corp.	35,000	800,450
State Street Corp.	10,000	307,800
T. Rowe Price Group, Inc.	35,000	1,010,100

		3,176,350

Health Care (14.5%)
Becton, Dickinson & Co.	17,500	1,176,700
C.R. Bard, Inc.	12,500	996,500
DENTSPLY International, Inc.	30,000	805,500
Johnson & Johnson, Inc.	12,000	631,200
Medtronic, Inc.	25,000	736,750
Saint Jude Medical, Inc.(a)	15,000	544,950
Stryker Corp.	12,500	425,500
Varian Medical Systems, Inc.(a)	10,000	304,400

		5,621,500

Industrial Materials (6.3%)
Air Products & Chemicals, Inc.	14,000	787,500
AptarGroup, Inc.	12,500	389,250
Ecolab, Inc.	15,000	520,950
Sigma-Aldrich Corp.	20,000	755,800

		2,453,500

Industrial Products & Services (17.9%)
Donaldson Co., Inc.	30,000	805,200
Emerson Electric Co.	37,500	1,071,750
Illinois Tool Works, Inc.	35,000	1,079,750
Parker Hannifin Corp.	15,000	509,700
Precision Castparts Corp.	22,500	1,347,750
Rockwell Collins, Inc.	10,000	326,400
United Parcel Service, Inc., Class B	15,000	738,300
W.W. Grainger, Inc.	15,000	1,052,700

		6,931,550

Information Technology (13.5%)
Accenture Ltd., Class A	25,000	687,250
Automatic Data Processing, Inc.	20,000	703,200
Cisco Systems, Inc.(a)	55,000	922,350
EMC Corp.(a)	70,000	798,000
Microsoft Corp.	65,000	1,194,050
Oracle Corp.(a)	50,000	903,500

		5,208,350

TOTAL COMMON STOCKS (Cost $34,586,512)		36,567,445

INVESTMENT COMPANIES (5.7%)

Cavanal Hill U.S. Treasury Fund, 0.01%(b)	254,024	254,024
Victory Federal Money Market, Investor
Shares, 0.45%(b)	1,935,879	1,935,879

TOTAL INVESTMENT COMPANIES
(Cost $2,189,903)		2,189,903

Total Investments (Cost $36,776,415) — 100.2%		38,757,348
Liabilities in excess of other assets — (0.2)%		(58,624)

NET ASSETS — 100.0%		$38,698,724

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day yield as of March 31, 2009.
ADR	American Depositary Receipt
PLC	Public Limited Company

See Notes to Financial Statements

16

Financial Statements	Boston Trust Equity Fund

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2009

Assets:
Investments, at value (cost $36,776,415)	$38,757,348
Interest and dividends receivable	93,928
Prepaid expenses and other assets	7,333

Total Assets	38,858,609

Liabilities:
Payable for capital shares redeemed	108,233
Accrued expenses and other liabilities:
Investment adviser	25,286
Chief compliance officer	329
Administration and accounting	1,194
Custodian	2,120
Transfer agent	2,946
Other	19,777

Total Liabilities	159,885

Net Assets	$38,698,724

Composition of Net Assets:
Capital	$40,672,418
Accumulated net investment income	111,490
Accumulated net realized losses from
investment transactions	(4,066,117)
Net unrealized appreciation from investments	1,980,933

Net Assets	$38,698,724

Shares outstanding (par value $0.01, unlimited number of
shares authorized)	4,412,718

Net Asset Value, Offering Price and Redemption Price per
share	$8.77

STATEMENT OF OPERATIONS
For the year ended March 31, 2009

Investment Income:
Interest	$5
Dividends	1,028,842
Less: Foreign tax withholding	(2,503)

Total Investment Income	1,026,344

Expenses:
Investment adviser	413,488
Administration and accounting	113,309
Trustee	3,758
Custodian	12,620
Transfer agency	17,946
Chief compliance officer	4,146
Other	40,812

Total expenses before fee reductions	606,079
Fees voluntarily reduced by the administrator	(30,688)
Fees contractually reduced by the investment adviser	(23,578)

Net Expenses	551,813

Net Investment Income	474,531

Net Realized/Unrealized Losses from Investments:
Net realized losses from investment transactions	(4,042,987)
Change in unrealized appreciation/depreciation from
investments	(17,791,854)

Net realized/unrealized losses from investments	(21,834,841)

Change in Net Assets Resulting from Operations	$(21,360,310)

See Notes to Financial Statements

Financial Statements	Boston Trust Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS
	For the year ended	For the year ended
	March 31, 2009	March 31, 2008

Investment Activities:
Operations:
Net investment income	$474,531	$365,451
Net realized gains (losses) from investment transactions	(4,042,987)	727,583
Change in unrealized appreciation/depreciation from investments	(17,791,854)	474,087

Change in net assets resulting from operations	(21,360,310)	1,567,121

Dividends:
Net investment income	(482,096)	(369,648)
Net realized gains from investment transactions	—	(1,405,851)

Change in net assets from shareholder dividends	(482,096)	(1,775,499)

Capital Share Transactions:
Proceeds from shares issued	4,500,020	6,359,787
Dividends reinvested	437,230	1,650,276
Cost of shares redeemed	(9,445,789)	(2,636,040)

Change in net assets from capital share transactions	(4,508,539)	5,374,023

Change in net assets	(26,350,945)	5,165,645
Net Assets:
Beginning of period	65,049,669	59,884,024

End of period	$38,698,724	$65,049,669

Share Transactions:
Issued	389,563	464,496
Reinvested	45,892	113,812
Redeemed	(960,879)	(187,820)

Change in shares	(525,424)	390,488

Accumulated net investment income	$111,490	$119,054

See Notes to Financial Statements

Financial Statements	Boston Trust Equity Fund

FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the years indicated.

	For the year		For the year	For the year	For the year	For the year
	ended		ended	ended	ended	ended
	March 31,		March 31,	March 31,	March 31,	March 31,
	2009		2008	2007	2006	2005

Net Asset Value, Beginning of Period	$13.17		$13.17	$12.39	$11.86	$11.19

Investment Activities:
Net investment income	0.10	(a)	0.08	0.09	0.09	0.10
Net realized and unrealized gains (losses) from
investment transactions	(4.40)		0.30	1.04	0.65	0.84

Total from investment activities	(4.30)		0.38	1.13	0.74	0.94

Dividends:
Net investment income	(0.10)		(0.08)	(0.08)	(0.09)	(0.09)
Net realized gains from investments	—		(0.30)	(0.27)	(0.12)	(0.18)

Total dividends	(0.10)		(0.38)	(0.35)	(0.21)	(0.27)

Net Asset Value, End of Period	$8.77		$13.17	$13.17	$12.39	$11.86

Total Return	(32.73)%		2.59%	9.20%	6.23%	8.34%

Ratios/Supplemental Data:
Net Assets at end of period (000’s)	$38,699		$65,050	$59,884	$48,574	$41,175
Ratio of net expenses to average net assets	1.00%		1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	0.86%		0.55%	0.71%	0.73%	0.84%
Ratio of expenses (before fee reductions) to average
net assets(b)	1.10%		1.10%	1.11%	1.11%	1.14%
Portfolio turnover	28.85%		23.53%	21.48%	20.44%	12.05%

(a)	Calculated using the average shares method.
(b)	During the period, certain fees were reduced and total fund expenses are capped at 1.00%. If such expense caps had not been in place, the ratio would have been as indicated.

See Notes to Financial Statements

Schedule of Portfolio Investments	Boston Trust Small Cap Fund March 31, 2009

COMMON STOCKS (96.6%)

Security Description	Shares	Value ($)

Consumer Discretionary (12.0%)
Ambassadors Group, Inc.	7,300	59,276
Capella Education Co.(a)	5,050	267,650
Gentex Corp.	48,000	478,080
Hibbett Sports, Inc.(a)	8,600	165,292
John Wiley & Sons, Inc., Class A	16,600	494,348
LKQ Corp.(a)	29,000	413,830
Pre-Paid Legal Services, Inc.(a)	3,800	110,314
Scholastic Corp.	7,500	113,025
Strayer Education, Inc.	3,850	692,499
Timberland Co., Class A(a)	13,000	155,220
Under Armour, Inc., Class A(a)	6,500	106,795

		3,056,329

Consumer Products (6.6%)
Diamond Foods, Inc.	13,500	377,055
Green Mountain Coffee Roasters, Inc.(a)	8,600	412,800
Hain Celestial Group, Inc.(a)	12,000	170,880
Lifeway Foods, Inc.(a)	20,000	160,000
United Natural Foods, Inc.(a)	16,000	303,520
Whole Foods Market, Inc.	15,200	255,360

		1,679,615

Energy (3.9%)
CARBO Ceramics, Inc.	10,000	284,400
CREDO Petroleum Corp.(a)	12,400	92,628
Dawson Geophysical Co.(a)	5,200	70,200
Encore Acquisition Co.(a)	19,000	442,130
NATCO Group, Inc., Class A(a)	6,000	113,580

		1,002,938

Financial Services (16.6%)
Assured Guaranty Ltd.	45,525	308,204
Bank of Hawaii Corp.	14,500	478,210
Commerce Bancshares, Inc.	7,500	272,250
Corporate Office Properties	14,500	360,035
Digital Realty Trust, Inc.	14,100	467,838
Dime Community Bancshares	55,225	518,010
eHealth, Inc.(a)	25,000	400,250
Independent Bank Corp.	10,200	150,450
Investment Technology Group, Inc.(a)	9,000	229,680
Jones Lang LaSalle, Inc.	11,000	255,860
Parkway Properties, Inc.	10,125	104,288
Southside Bancshares, Inc.	9,200	173,880
Umpqua Holdings Corp.	15,500	140,430
Wainwright Bank & Trust Co.	17,495	117,042
Wilmington Trust Corp.	26,000	251,940

		4,228,367

Health Care (15.2%)
Dionex Corp.(a)	11,100	524,475
Gen-Probe, Inc.(a)	5,700	259,806
ICU Medical, Inc.(a)	9,000	289,080
IDEXX Laboratories, Inc.(a)	17,400	601,692
Immucor, Inc.(a)	4,975	125,121
Landauer, Inc.	11,825	599,291
Meridian Bioscience, Inc.	29,400	532,728
Neogen Corp.(a)	9,000	196,470
ResMed, Inc.(a)	8,500	300,390
West Pharmaceutical Services, Inc.	14,000	459,340

		3,888,393

Industrial Materials (2.3%)
Commercial Metals Co.	15,500	179,025
Minerals Technologies, Inc.	10,000	320,500
Quaker Chemical Corp.	12,250	97,265

		596,790

Industrial Products & Services (15.0%)
Apogee Enterprises, Inc.	13,000	142,740
Baldor Electric Co.	24,500	355,005
CLARCOR, Inc.	20,300	511,357
ESCO Technologies, Inc.(a)	7,000	270,900
Fuel-Tech, Inc.(a)	6,075	63,545
Genesee & Wyoming, Inc., Class A(a)	23,000	488,750
Herman Miller, Inc.	8,050	85,813
Layne Christensen Co.(a)	5,400	86,778
Lindsay Manufacturing Co.	9,000	243,000
Met-Pro Corp.	12,699	103,497
Middleby Corp.(a)	4,600	149,178
Simpson Manufacturing Co., Inc.	18,325	330,216
SunPower Corp., Class B(a)	4,600	91,080
Team, Inc.(a)	14,500	169,940
Wabtec Corp.	17,500	461,650
Watts Water Technologies, Inc., Class A	14,000	273,840

		3,827,289

Information Technology (18.2%)
Alvarion Ltd.(a)	20,900	69,179
Blackbaud, Inc.	17,000	197,370
Coherent, Inc.(a)	7,175	123,769
Computer Programs & Systems, Inc.	4,000	133,080
F5 Networks, Inc.(a)	12,000	251,400
Itron, Inc.(a)	9,000	426,150
J2 Global Communications, Inc.(a)	27,500	601,975
National Instruments Corp.	8,000	149,200
Net 1 UEPS Technologies, Inc.(a)	26,000	395,460
Plantronics, Inc.	32,000	386,240
Polycom, Inc.(a)	32,000	492,480
Power Integrations, Inc.	28,500	490,200
Quality Systems, Inc.	13,000	588,250
RADVision Ltd.(a)	30,000	149,700
Renaissance Learning, Inc.	20,700	185,679

		4,640,132

Telecommunications (0.5%)
NII Holdings, Inc.(a)	8,300	124,500

Utilities (6.3%)
American States Water Co.	3,500	127,120
New Jersey Resources Corp.	20,650	701,687
Ormat Technologies, Inc.	4,000	109,840
South Jersey Industries, Inc.	18,725	655,375

		1,594,022

TOTAL COMMON STOCKS (Cost $31,253,173)		24,638,375

INVESTMENT COMPANY (3.3%)
Victory Federal Money Market, Investor Shares,
0.45% (Cost $840,982)(b)	840,982	840,982

Total Investments (Cost $32,094,155) — 99.9%		25,479,357
Other assets in excess of liabilities — 0.1%		24,581

NET ASSETS — 100.0%		$25,503,938

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day yield as of March 31, 2009.

See Notes to Financial Statements

Financial Statements	Boston Trust Small Cap Fund

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2009

Assets:
Investments, at value (cost $32,094,155)	$25,479,357
Interest and dividends receivable	33,637
Receivable for investments sold	12,927
Prepaid expenses and other assets	6,340

Total Assets	25,532,261

Liabilities:
Accrued expenses and other liabilities:
Investment adviser	8,297
Chief compliance officer	196
Administration and accounting	739
Custodian	1,600
Transfer agent	5,346
Other	12,145

Total Liabilities	28,323

Net Assets	$25,503,938

Composition of Net Assets:
Capital	$35,325,406
Accumulated net investment income	25,109
Accumulated net realized losses from
investment transactions	(3,231,779)
Net unrealized depreciation from investments	(6,614,798)

Net Assets	$25,503,938

Shares outstanding (par value $0.01, unlimited number of
shares authorized)	3,535,096

Net Asset Value, Offering Price and Redemption Price per
share(a)	$7.21

(a)	A redemption fee is imposed upon shares redeemed within 60 days. See Note 2 to financial statements.

STATEMENT OF OPERATIONS
For the year ended March 31, 2009

Investment Income:
Interest	$32
Dividends	390,075

Total Investment Income	390,107

Expenses:
Investment adviser	222,800
Administration and accounting	63,177
Trustee	3,331
Custodian	9,184
Transfer agency	22,422
Chief compliance officer	2,470
Other	26,445

Total expenses before fee reductions	349,829
Fees voluntarily reduced by the administrator	(16,534)
Fees contractually reduced by the investment adviser	(6,931)

Net Expenses	326,364

Net Investment Income	63,743

Net Realized/Unrealized Losses from Investments:
Net realized losses from investment transactions	(3,231,779)
Change in unrealized appreciation/depreciation from
investments	(8,313,989)

Net realized/unrealized losses from investments	(11,545,768)

Change in Net Assets Resulting from Operations	$(11,482,025)

See Notes to Financial Statements

Financial Statements	Boston Trust Small Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS
	For the year ended	For the year ended
	March 31, 2009	March 31, 2008

Investment Activities:
Operations:
Net investment income	$63,743	$75,855
Net realized gains (losses) from investment transactions	(3,231,779)	1,378,034
Change in unrealized appreciation/depreciation from investments	(8,313,989)	(2,208,473)

Change in net assets resulting from operations	(11,482,025)	(754,584)

Dividends:
Net investment income	(50,862)	(42,957)
Net realized gains from investment transactions	(252,171)	(1,321,469)

Change in net assets from shareholder dividends	(303,033)	(1,364,426)

Capital Share Transactions:
Proceeds from shares issued	10,208,948	11,967,031
Dividends reinvested	284,550	1,093,930
Cost of shares redeemed	(3,627,892)	(1,197,907)

Change in net assets from capital share transactions	6,865,606	11,863,054

Change in net assets	(4,919,452)	9,744,044

Net Assets:
Beginning of period	30,423,390	20,679,346

End of period	$25,503,938	$30,423,390

Share Transactions:
Issued	1,132,080	1,003,636
Reinvested	36,434	94,223
Redeemed	(419,063)	(102,989)

Change in shares	749,451	994,870

Accumulated net investment income	$25,109	$12,228

See Notes to Financial Statements

Financial Statements	Boston Trust Small Cap Fund

FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the periods indicated.

	For the year	For the year	For the year	For the
	ended	ended	ended	period ended
	March 31,	March 31,	March 31,	March 31,
	2009	2008	2007	2006(a)

Net Asset Value, Beginning of Period	$10.92	$11.55	$10.94	$10.00

Investment Activities:
Net investment income (loss)	0.02 (b)	0.03	(0.01)	—
Net realized and unrealized gains (losses) from investment transactions	(3.64)	(0.14)	0.85	0.94

Total from investment activities	(3.62)	(0.11)	0.84	0.94

Dividends:
Net investment income	(0.02)	(0.02)	—	—
Net realized gains from investments	(0.07)	(0.50)	(0.23)	—

Total dividends	(0.09)	(0.52)	(0.23)	—

Net Asset Value, End of Period	$7.21	$10.92	$11.55	$10.94

Total Return	(33.24)%	(1.21)%	7.75%	9.40%	(c)

Ratios/Supplemental Data:
Net Assets at end of period (000’s)	$25,504	$30,423	$20,679	$10,938
Ratio of net expenses to average net assets	1.10%	1.08%	1.25%	1.23%	(d)
Ratio of net investment income (loss) to average net assets	0.21%	0.25%	(0.13)%	(0.02)%	(d)
Ratio of expenses (before fee reductions) to average net assets(e)	1.18%	1.14%	1.43%	1.52%	(d)
Portfolio turnover	21.28%	19.53%	10.18%	3.62%	(c)

(a)	Commenced operations on December 16, 2005.
(b)	Calculated using the average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were reduced and total fund expenses were capped at 1.25% through March 13, 2009 and at 1.00% thereafter. If such expense caps had not been in place, the ratio would have been as indicated.

See Notes to Financial Statements

Schedule of Portfolio Investments	Boston Trust Midcap Fund March 31, 2009

COMMON STOCKS (95.7%)
Security Description	Shares	Value ($)

Consumer Discretionary (8.7%)
Abercrombie & Fitch Co., Class A	2,500	59,500
Autoliv, Inc.	4,650	86,351
Coach, Inc.(a)	5,750	96,025
John Wiley & Sons, Inc., Class A	2,500	74,450
Nordstrom, Inc.	5,000	83,750
Omnicom Group, Inc.	6,500	152,100
Ross Stores, Inc.	4,000	143,520

		695,696

Consumer Products (11.8%)
Alberto-Culver Co.	9,000	203,490
Brown-Forman Corp., Class B	4,250	165,027
Church & Dwight Co., Inc.	2,000	104,460
Clorox Co.	1,400	72,072
Energizer Holdings, Inc.(a)	3,500	173,915
Hormel Foods Corp.	2,000	63,420
McCormick & Co., Inc.	5,500	162,635

		945,019

Energy (5.8%)
Cabot Oil & Gas Corp.	6,000	141,420
Murphy Oil Corp.	6,000	268,620
Smith International, Inc.	2,500	53,700

		463,740

Financial Services (5.4%)
Cincinnati Financial Corp.	5,130	117,323
Digital Realty Trust, Inc.	1,500	49,770
SEI Investments Co.	9,000	109,890
T. Rowe Price Group, Inc.	5,500	158,730

		435,713

Health Care (17.8%)
C.R. Bard, Inc.	3,000	239,160
DENTSPLY International, Inc.	8,500	228,225
Gen-Probe, Inc.(a)	1,700	77,486
Hologic, Inc.(a)	6,000	78,540
Laboratory Corp. of America Holdings(a)	1,200	70,188
PerkinElmer, Inc.	6,500	83,005
Saint Jude Medical, Inc.(a)	5,000	181,650
Smith & Nephew PLC, Sponsored ADR	2,500	78,125
Techne Corp.	2,250	123,097
Varian Medical Systems, Inc.(a)	4,000	121,760
Waters Corp.(a)	4,000	147,800

		1,429,036

Industrial Materials (8.7%)
Airgas, Inc.	2,750	92,978
AptarGroup, Inc.	7,000	217,980
Ecolab, Inc.	4,000	138,920
Sigma-Aldrich Corp.	6,500	245,635

		695,513

Industrial Products & Services (17.5%)
AMETEK, Inc.	3,250	101,627
C.H. Robinson Worldwide, Inc.	4,000	182,440
CLARCOR, Inc.	3,600	90,684
Donaldson Co., Inc.	8,000	214,720
Expeditors International of Washington, Inc.	4,500	127,305
L-3 Communications Holdings, Inc.	1,500	101,700
Mettler-Toledo International, Inc.(a)	1,800	92,394
Precision Castparts Corp.	3,200	191,680
Rockwell Collins, Inc.	3,750	122,400
W.W. Grainger, Inc.	2,500	175,450

		1,400,400

Information Technology (14.2%)
Adobe Systems, Inc.(a)	4,400	94,116
Amdocs Ltd.(a)	6,250	115,750
Citrix Systems, Inc.(a)	6,500	147,160
Cognizant Technology Solutions Corp. Class A(a)	4,000	83,160
FactSet Research Systems, Inc.	3,500	174,965
Fiserv, Inc.(a)	2,150	78,389
Intuit, Inc.(a)	4,000	108,000
Juniper Networks, Inc.(a)	5,000	75,300
NetApp, Inc.(a)	7,000	103,880
Paychex, Inc.	4,000	102,680
Total System Services, Inc.	4,000	55,240

		1,138,640

Telecommunications (2.1%)
NII Holdings, Inc.(a)	3,000	45,000
Time Warner Cable, Inc.	4,925	122,140

		167,140

Utilities (3.7%)
Energen Corp.	3,200	93,216
New Jersey Resources Corp.	3,750	127,425
Questar Corp.	2,650	77,990

		298,631

TOTAL COMMON STOCKS (Cost $8,669,464)		7,669,528

INVESTMENT COMPANY (4.9%)
Victory Federal Money Market, Investor Shares,
0.45% (Cost $396,067)(b)	396,067	396,067

Total Investments (Cost $9,065,531) — 100.6%		8,065,595
Liabilities in excess of other assets — (0.6)%		(46,767)

NET ASSETS — 100.0%		$8,018,828

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day yield as of March 31, 2009.
ADR	American Depositary Receipt
PLC	Public Limited Company

See Notes to Financial Statements

24

Financial Statements	Boston Trust Midcap Fund

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2009

Assets:
Investments, at value (cost $9,065,531)	$8,065,595
Interest and dividends receivable	8,269
Receivable for investments sold	74,484
Receivable from adviser	9,007
Prepaid expenses and other assets	3,179

Total Assets	8,160,534

Liabilities:
Payable for investments purchased	133,210
Accrued expenses and other liabilities:
Chief compliance officer	66
Administration and accounting	267
Custodian	908
Transfer agent	2,946
Other	4,309

Total Liabilities	141,706

Net Assets	$8,018,828

Composition of Net Assets:
Capital	$9,365,379
Accumulated net investment income	7,676
Accumulated net realized losses from
investment transactions	(354,291)
Net unrealized depreciation from investments	(999,936)

Net Assets	$8,018,828

Shares outstanding (par value $0.01, unlimited number of
shares authorized)	1,319,540

Net Asset Value, Offering Price and Redemption Price per
share(a)	$6.08

(a)	A redemption fee is imposed upon shares redeemed within 60 days. See Note 2 to financial statements.

STATEMENT OF OPERATIONS
For the year ended March 31, 2009

Investment Income:
Dividends	$142,870

Total Investment Income	142,870

Expenses:
Investment adviser	86,401
Administration and accounting	26,324
Trustee	6,152
Offering	10,746
Custodian	5,459
Transfer agency	17,946
Chief compliance officer	947
Other	16,511

Total expenses before fee reductions	170,486
Fees voluntarily reduced by the administrator	(6,430)
Fees contractually reduced by the investment adviser	(48,745)

Net Expenses	115,311

Net Investment Income	27,559

Net Realized/Unrealized Losses from Investments:
Net realized losses from investment transactions	(131,105)
Change in unrealized appreciation/depreciation from
investments	(4,448,003)

Net realized/unrealized losses from investments	(4,579,108)

Change in Net Assets Resulting from Operations	$(4,551,549)

See Notes to Financial Statements

25

Financial Statements	Boston Trust Midcap Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended	For the period ended
	March 31, 2009	March 31, 2008(a)

Investment Activities:
Operations:
Net investment income	$27,559	$20,960
Net realized losses from investment transactions	(131,105)	(18,226)
Change in unrealized appreciation/depreciation from investments	(4,448,003)	3,448,067

Change in net assets resulting from operations	(4,551,549)	3,450,801

Dividends:
Net investment income	(34,699)	(6,592)
Net realized gains from investment transactions	(112,776)	(92,184)

Change in net assets from shareholder dividends	(147,475)	(98,776)

Capital Share Transactions:
Proceeds from shares issued	1,084,006	1,612,101
Proceeds from shares issued in connection with common trust fund conversion (b)	—	8,831,794
Dividends reinvested	146,568	98,604
Cost of shares redeemed	(1,945,927)	(461,319)

Change in net assets from capital share transactions	(715,353)	10,081,180

Change in net assets	(5,414,377)	13,433,205

Net Assets:
Beginning of period	13,433,205	—

End of period	$8,018,828	$13,433,205

Share Transactions:
Issued	127,461	162,062
Issued in connection with common trust fund conversion (b)	—	1,330,441
Reinvested	23,456	9,677
Redeemed	(287,450)	(46,107)

Change in shares	(136,533)	1,456,073

Accumulated net investment income	$7,676	$14,816

(a)	Commenced operations on September 24, 2007.
(b)	See Note 4 to financial statements.

See Notes to Financial Statements

26

Financial Statements	Boston Trust Midcap Fund

FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the periods indicated.

			For the
	For the		period ended
	year ended		March 31,
	March 31, 2009		2008(a)

Net Asset Value, Beginning of Period	$9.23		$10.00

Investment Activities:
Net investment income	0.02	(b)	0.01
Net realized and unrealized losses from investment transactions	(3.07)		(0.71)

Total from investment activities	(3.05)		(0.70)

Dividends:
Net investment income	(0.02)		—	(c)
Net realized gains from investments	(0.08)		(0.07)

Total dividends	(0.10)		(0.07)

Net Asset Value, End of Period	$6.08		$9.23

Total Return	(33.03)%		(7.05)%	(d)

Ratios/Supplemental Data:
Net Assets at end of period (000’s)	$8,019		$13,433
Ratio of net expenses to average net assets	1.00%		1.00%	(e)
Ratio of net investment income (loss) to average net assets	0.24%		0.29%	(e)
Ratio of expenses (before fee reductions) to average net assets (f)	1.48%		1.58%	(e)
Portfolio turnover	22.93%		17.87%	(d)

(a)	Commenced operations on September 24, 2007.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)	Not annualized for less than one year.
(e)	Annualized for periods of less than one year.
(f)	During the period, certain fees were reduced and total fund expenses are capped at 1.00%. If such expense caps had not been in place, the ratio would have been as indicated.

See Notes to Financial Statements

27

Social Research and Action Update (unaudited)	March 31, 2009

The Walden Social Balanced and Walden Social Equity portfolios employ a multi-faceted approach to meeting the Funds’ social objectives. Proxy voting, social research, company engagement, public policy, and community development investing are all important components of the corporate change process. The Walden Funds are active in each of these social investment strategies. The Funds also seek to invest in companies that the Adviser believes are above average in their industry for environmental performance, employment practices, community relations, and product quality. The Funds avoid investing in companies that, to the Adviser’s knowledge earn significant revenues from tobacco, or gaming activities; earn significant revenues from the manufacture or sale of military weapons systems or firearms; have critical, direct involvement in nuclear power production; or significantly support human rights abuses.

Proxy Voting

Walden’s goal is to vote proxies of portfolio companies in the best long-term interest of mutual fund investors – an important fiduciary responsibility we take very seriously. Both the social and financial mandates of the portfolios are carefully considered in voting the proxies of Walden Fund companies. As examples, Walden generally votes in favor of proposals that request increased board independence on auditing and nominating committees, as well as those that request management to develop or strengthen a human rights policy. Walden’s Comprehensive Social Proxy Voting Guidelines, along with the annual proxy voting reports for the 12 months ended June 30, 2008, are available at http://www.waldenassetmgmt.com/social/proxyvoting.html.

Social Research and Activism

Though hopes for a new spirit of bipartisanship in Washington may be fading, at least one issue continues to bring together people on the left, right and center—fury over lavish pay received by some executives at bailed-out financial institutions on the brink of collapse. This set the stage in February for a new mandate directed at hundreds of Troubled Asset Relief Program (TARP) fund recipients, giving shareholders an advisory vote on executive compensation, popularly known as “Say on Pay.”

The shareholder advisory vote, for several years a major focus of Walden’s company and public policy advocacy, helps strengthen director and management accountability on executive compensation. Mandated Say on Pay among TARP recipients is a promising first step, and we believe future legislation could extend the requirement to all publicly traded companies.

From Concept to Reality

So far in 2009, Walden has withdrawn three of our seven Say on Pay resolutions after the companies committed to grant shareholders the advisory vote. As a beneficiary of TARP funds, Goldman Sachs was required to do so, but other companies took a leadership stance. Intel is implementing the Say on Pay vote this proxy season, and Hewlett-Packard (0.56%) will seek shareholder approval in 2010 for the advisory vote in the following year.

Early tallies of shareholder support for Say on Pay resolutions are also encouraging. Among the highest votes on this issue, 62 percent of shares were voted in favor of the advisory vote at Hain Celestial, a substantial majority. A history of controversy over executive compensation practices at Walt Disney (0.69%) may have contributed to a 42 percent vote in favor of Say on Pay—not quite passing but nonetheless a strong signal of shareholder support. The annual meetings are pending for the remaining two companies at which Walden co-filed, IBM (0.91%) and General Electric.

Perhaps not surprisingly, given the global reach of the economic crisis, the call for greater executive pay accountability extends beyond U.S. shores. At the February annual meeting of Novartis (0.66%), 31 percent of shareholders, including Walden, approved a resolution calling for the annual advisory vote. According to RiskMetrics, a leading proxy advisor, this is “nearly unprecedented support for a management-opposed resolution in Switzerland,” and reflects intense criticism over the lack of compensation transparency for the highest paid CEO in that country.

Focus on Disclosure

Certainly the stock market upheaval over the last year underscores the importance of comprehensive disclosure of business operations, risks and opportunities in order to accurately assess long-term business prospects. This is equally true in researching and analyzing environmental, social and governance (ESG) performance. Walden continues to have success making the case for ESG, or sustainability, reporting at a wide range of companies.

Since the last portfolio management memorandum, Walden has withdrawn three sustainability reporting resolutions. DENTSPLY (1.02%), Kadant, and Middleby each agreed to prepare a first-time report. DENTSPLY’s CEO visited our office to solicit input on a rough draft prepared with the help of an outside ESG (environmental, social and government) consultant. Now available on the company website, DENTSPLY is committed to building an increasingly robust reporting framework. Walden is also providing input to Kadant and Middleby as they begin the process.

Social Research and Action Update (unaudited)(cont.)	March 31, 2009

Walden provides feedback outside of the resolution process as well. In the last calendar quarter of 2008 we worked with Parkway Properties to suggest ways to improve ESG reporting as the company prepares its second annual document. We offered our perspective to Timberland as part of a formal stakeholder dialogue organized by Ceres, a network of investors and environmental organizations. Walt Disney, which just released its first comprehensive corporate responsibility report, created its own stakeholder review team and invited Walden to join. In each case, the dialogue process was constructive and productive.

Joining Forces

We frequently collaborate with like-minded investors to boost our influence and effectiveness in company dialogues. In the last calendar quarter of 2008, the objectives of two cooperative actions were met and Walden joined two new initiatives.

With the Sudan Divestment Task Force (SDTF) and a small group of Walden led investors, we had urged the Swiss company ABB to take substantial remedial action in order to qualify for removal from SDTF’s “Highest Offender” list. According to a recent update from the Task Force, ABB has made significant contributions to internationally recognized humanitarian organizations and submitted to a third party audit of these actions, thereby removing the company from the list as it winds down its operations in Sudan. Costco was asked to disclose comprehensive diversity statistics. The company provided us with detailed workforce composition data by race and gender, and described plans to ramp up web based reporting.

The new actions include Walden’s participation in a sign-on letter to Google (0.36%) requesting the preparation of a comprehensive sustainability report. We also joined an existing investor dialogue focusing on Cisco Systems’ (1.05%) response to human rights concerns around internet-related freedom of association and privacy in countries, such as China, with a record of serious human rights violations.

Positive Company Developments

Several companies held in many client portfolios announced noteworthy initiatives:
•
Recognizing that access to affordable clean water is a human right, PepsiCo (1.36%) established guidelines to reduce water consumption across all operations, including its supply chain. Consistent with United Nations principles, PepsiCo’s water policy addresses safety, sufficiency, acceptability, physical accessibility and affordability. The company is also decreasing its environmental footprint through a 20 percent reduction in plastic content in its bottled water containers. Walden and other investors continue to encourage PepsiCo to set goals for beverage container recovery and recycling.

•
Procter & Gamble (1.52%) published 2012 sustainability goals that extend well beyond previous targets for sales of environmentally preferable products. The company also increased short-term per unit reduction goals for greenhouse gases, energy and water consumption and disposed waste that would result in a 50 percent overall decrease in one decade.

•
A new Renewable Energy Division was created at 3M (0.72%), using existing and adapted technologies to focus on energy generation and energy management. For example, 3M films help concentrate light in solar panels and specialty tapes protect wind turbine blades.

Public Policy Initiatives

The arrival of the new Administration is a fresh opportunity to advocate for responsible and responsive environmental, social and corporate governance policies. Under the leadership of OMB Watch*, Walden encouraged a restoration of strict Toxics Release Inventory reporting rules that were weakened under the Bush administration. In early March, President Obama did just that, and as a result, communities can more easily assess toxic pollution from facilities in their neighborhoods.

We twice joined the Investor Network on Climate Risk as it reached out to Democratic and Republican congressional leadership. In January we called for a focus on clean energy, energy efficiency and public transportation investment as part of the economic recovery bill. In February, we followed up to urge new legislation on energy, transportation, and climate change to promote private investment in energy efficiency and renewable energy and reduce greenhouse gas emissions. We are optimistic that growing public support for these and similar initiatives will help create the political will to make meaningful progress.

If you have any questions, comments, or changes in your financial objectives, please feel free to contact us at (617) 726-7250.

The equities of the companies in bold-face in the above commentary were holdings of the Walden Funds as of March 31, 2009.

*
OMB Watch, a nongovernmental, nonprofit research and advocacy organization, was formed in 1983 to promote and protect increased government transparency and accountability, sound and equitable regulatory and budgetary processes and policies, and active citizen participation in democracy.

Economic and Market Summary (unaudited)	Walden Social Balanced Fund Manager Commentary by Stephen Moody Walden Social Equity Fund Manager Commentary by Robert Lincoln

Investment Concerns:
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of these Funds will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call us at 1.800.282.8782 ext. 7050.

Economic Summary & Outlook

Our prior quarterly reports for the close of 2008 and the beginning of 2009 covered the extraordinary events of those periods in some detail, and there was abundant coverage and analysis in the media. We will not recount the details once again for you. Suffice to note that we are now in the midst of a severe global recession unlike any we have experienced since World War II. The essential difference from prior recessionary periods, in our view, is the near collapse of our largest financials institutions and the consequent sharp and deep drop in private sector economic activity. These developments required a government intervention unprecedented in scale. We share the view that without such support more banks would have failed and the current economic decline would be much worse.

Will these massive levels of monetary and fiscal stimulus succeed? Recent surveys have confirmed that most economic forecasters expect GDP[1] trends to stabilize by summer and begin to rise prior to calendar year-end 2009. Other economists are not as sanguine and have expressed concern that more government support will be required to effect a positive turn in GDP. Frankly, all economic forecasts in the current fragile financial environment come with a high degree of risk. Which (if any) prove prescient as time passes no one knows for sure. We do know that we are not yet in the type of sustainable, balanced economic environment that supported attractive investment returns through most of the 1980’s and 1990’s. Until we get there, financial markets will remain volatile. Stated differently, we believe the transition toward a revised financial order, with more government involvement, is unlikely to be smooth.

Financial Markets and Fund Performance

The Walden Social Balanced Fund returned -22.91% for the year ended March 31. That is clearly not pleasant in absolute terms but, as was the case in 2008, was above the returns posted by most balanced mutual funds. Our decision to reduce the Fund’s equity allocation over the past 18 months from over 70% to just below 50% at fiscal year-end helped cushion the first quarter of 2009 decline. At year-end, stocks comprised roughly 45% of the Fund’s total value, the lowest level in over a decade. The operative question remains, when will this excruciating bear market end?

The Walden Social Equity Fund was somewhat less volatile than the S&P 500[2] and for the 12-month period ended March 31, 2009, the Fund finished with a total return of -34.74% compared to the -38.09% total return for the S&P 500.

Early in January, it became clear that the sharp decline in GDP that began last September would persist through the winter months, with continued steep drops in consumer spending for durable goods such as automobiles, furniture, and appliances. Business capital expenditures across a broad range of industries also fell. Not surprisingly, employment trends were especially weak, as businesses struggled to reduce expenses given the sudden fall in revenue. In just three months, roughly two million jobs were lost, and the unemployment rate jumped to 8.5%, the highest level in nearly 30 years. Economic news from Japan and across key European countries was also at the low end of negative forecasts.

One had to look hard for positive economic news during the past year, but there was good progress on several fronts. Most importantly, the variety of programs initiated by the Federal Reserve (the “Fed”) since last fall to help stabilize credit markets began to be effective. On the fiscal side, the new Obama administration quickly passed an economic stimulus bill, and in March the Treasury Department finally detailed a long-awaited plan to remove some problem, or so-called toxic, assets from bank balance sheets. Even though we suspect both of these fiscal

[1]	The Gross Domestic Product (GDP) is the measure of the market value of the goods and services produced by labor and property in the United States.
[2]
The Standard & Poor’s 500 Index (“S&P 500”) is an unmanaged index that is regarded as a gauge of the U.S. equities market, this index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market.

Economic and Market Summary (unaudited)(cont.)	Walden Social Balanced Fund Manager Commentary by Stephen Moody Walden Social Equity Fund Manager Commentary by Robert Lincoln

programs will be enhanced and revised in the months ahead, they are essential, positive steps that help fill the economic void left by broad declines in private sector activity. Independent of these new government programs, toward the fiscal period-end a few economic reports suggested that the rate of decline in consumer spending had begun to moderate. Markets were also buoyed by a surge in home refinancing, which may portend stabilization in the housing market, and a better than expected durable goods orders report.

Despite our lack of confidence at period-end for an early resolution of the economic mess, we thought there was a reasonable prospect that the steep decline in aggregate stock prices fully reflected the further deterioration in business conditions we anticipated. After all, from the peak reached in October 2007, the S&P 500 had already declined more than 40%. However, from the first week of January 2009 through early March, the S&P 500 declined another 25%. About one-half of this fresh drop was recouped through the final few weeks of the first quarter of 2009. High day to day volatility and price advances that last for months are typical in extended bear markets. Not until well after stock prices trough and economic activity improves is it possible to have full confidence that the worst has passed.

Our Investment Strategy for the Walden Social Balanced Fund

At roughly 45%, the Fund’s current equity allocation is close to the low end of its usual range. On the surface, such a low allocation implies that we have a bearish or negative outlook for stocks. Yet that is not the reason we have chosen to reduce equities now. By nearly any traditional measure of value stocks, in the aggregate, are now either fairly priced or simply bargains. If the more bullish economists prove correct, we would not be surprised to see the primary stock indices rise by 25% or so in just a few months, just as it has between March 9 and March 31. In that environment, we would look back with regret at not having purchased more stocks at today’s levels.†

Instead, our continued cautious equity allocation primarily reflects the unusually high level of economic uncertainty and the possibility of a deflationary spiral. Stocks could almost as easily decline 25% again in the second quarter, rather than rise, if the economy fails to respond positively in the months ahead to recent government stimulus programs. We have always preferred to increase ownership of equities when economic trends are more definitive. The signs we would like to see now prior to increasing the portfolio equity allocation significantly are more evidence of a trough in home values, a moderation in job losses, a continued broad lowering of interest rates, relative to risk free securities, in fixed income markets and more progress and confidence that the worst is behind us with respect to the health of our major banks and insurance companies. Stock prices may very well move higher as these issues clarify, but there will be ample opportunity to generate attractive returns (with less risk) within an already improved economic environment.†

For the fiscal period end, the rate of return of both the Fund’s equity and fixed-income holdings was slightly better than those of broad-based indices. In bonds, our decision to keep the portfolio concentrated in issues with comparatively short maturities aided performance, as did the holdings in high-quality bonds issued by various states. The equity portfolio had two characteristics of quality which aided it this quarter and for longer recent periods. Though broadly diversified, the equity portfolio had a very low exposure to companies with unhealthy balance sheets, especially of financial companies, and in particular stocks of large banks and life insurers. The second is our typical avoidance of companies with higher debt and greater responsiveness to economic cyclicality compared to their industry peers. That is revenue and earnings of the companies in the portfolio are typically less volatile and vulnerable to the ups and downs of the economy. Both of these characteristics of our investment style, which we have been especially attentive to in this last business cycle, have contributed to the superior return posted by the equity segment for the past several years. Note that equity segment results, however, are likely to trail stock index returns if the economic recovery proceeds smoothly or swiftly in the months ahead. A rising tide does help lift all boats and recent poor stock performance will be especially well rewarded if the issuing company is likely to survive as something other than a zombie. As for financials, consistent with our views about the Fund’s overall equity allocation, we prefer to await actual fundamental improvement prior to buying shares in banks and other credit sensitive companies. This is hard to determine, as financial earnings are especially easy to manage.†

Our Investment Strategy for the Walden Social Equity Fund

Throughout most of the past two years we have underweighted financial companies and overweighted industrial ones. During the last quarter of the fiscal period, the former strategy once again proved beneficial. Even with the massive declines in the stocks of financial companies, we believe that the risk of further losses is greater than the opportunities posed by low prices. The painful process of debt liquidation is, in our view, certain to continue for some time. By some reckonings the losses many banks must take in this process are well in excess of their equity capital. Even if government actions maintain bank solvency, as we expect they will, there is no reason to believe that these programs will allow common shareholders, who represent the most leveraged tier of the capital structure, to prosper. Our few holdings in this sector are comprised primarily of a mutual fund company and two property and casualty insurers companies. We believe the balance sheets of these companies remain sound.†

†	Portfolio composition is subject to change.

Economic and Market Summary (unaudited)(cont.)	Walden Social Balanced Fund Manager Commentary by Stephen Moody Walden Social Equity Fund Manager Commentary by Robert Lincoln

In contrast, our decision to maintain a large exposure to industrial companies modestly detracted from results as most economic reports pointed to a deepening recession. Losses were limited, however, by our focus on companies with strong balance sheets and niche market positions. During the last quarter of the period, we also increased holdings of technology companies. We are well aware that individual company performance is highly unpredictable in this sector. Moreover, like industrial companies most technology companies face large cyclical headwinds. Nonetheless, many technology companies are today available at unprecedented valuations. Among them we find many with the rock solid financial structures we favor and business models we believe are likely to still produce sustainable, long term growth.†

While the combination of these strategies enabled the portfolios we manage to avoid some of the devastation that transpired from January 1 through early March, we were not able to avoid substantial losses. The market recovery during the last few weeks of March can only be said to have reduced these losses.†

Boston Trust Investment Management, Inc.

Portfolio Manager
Boston Trust Investment Management, Inc.

†	Portfolio composition is subject to change.

Investment Performance (unaudited)	Walden Social Balanced Fund March 31, 2009

Fund Net Asset Value: $8.84
Gross Expense Ratio[1]: 1.17%	Annualized

	1 Year Ended	5 Years Ended	Since Inception
	3/31/09	3/31/09	6/20/99
Walden Social Balanced Fund	-22.91%	-1.14%	0.90%

S&P 500 Index*	-38.09%	-4.76%	-3.52%

Barclays Capital U.S. Government/Credit Bond Index*	1.78%	3.74%	5.92%

Citigroup 90-Day U.S. Treasury Bills**	1.13%	3.06%	3.15%

Lipper Mixed-Asset Target Allocation Growth Funds Average***	-29.69%	-2.45%	-0.35%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

*The since inception performance data is calculated from June 18, 1999.
**The since inception performance data is calculated from June 30, 1999.
***The since inception performance data is calculated from June 17, 1999.

[1]
The above Gross Expense ratio is from the Fund’s prospectus dated August 1, 2008. Additional information pertaining to the Fund’s expense ratios as of March 31, 2009 can be found in the financial highlights. The investment performance reflects voluntary fee waivers which may be discontinued at any time and a contractual fee waiver which shall continue in effect from year to year only upon mutual agreement of the Fund and the Adviser. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occured, the quoted performance would have been lower. Based on the Fund’s prospectus dated August 1, 2008, the Total Fund Operating Expenses would be 1.16% and the Net Fund Operating Expenses would be 1.00% excluding the indirect costs of investing in Acquired Funds.

The chart represents historical performance of a hypothetical investment of $10,000 in the Walden Social Balanced Fund from June 20, 1999 to March 31, 2009, and represents the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and graph do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of Fund shares.

The Walden Social Balanced Fund is measured against the Standard & Poor’s 500 Index (“S&P 500”), which is regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The Barclays Capital U.S. Government/Credit Bond Index is a non-securitized component of the Barclays U.S. Aggregate Index and was the first macro index launched by Lehman Brothers. The U.S. Government/Credit Index includes Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), Government-Related issues (i.e., agency, sovereign, supranational, and local authority debt), and USD Corporates. The Citigroup 90-Day U.S. Treasury Bills are represented by the U.S. Treasury Bill Total Return Index. Treasury bills are government guaranteed and offer a fixed rate of return. Return and principal of stocks and bonds will vary with market conditions. The indices’ performance is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. The Lipper Average is an equally weighted index of the largest managed mutual funds within their respective investment objectives, adjusted for the reinvestment of capital gains distributions and income dividends. Investors cannot invest directly in an index.

The Lipper Mixed-Asset Target Allocation Growth Funds Average is an average of managed mutual funds whose primary objective is to maintain a mix of between 60%-80%equity securities with the remainder invested in bonds, cash and cash equivalents.

Investment Performance (unaudited)	Walden Social Equity Fund March 31, 2009

Fund Net Asset Value: $8.01
Gross Expense Ratio[1]: 1.18%	Annualized

	1 Year Ended	5 Years Ended	Since Inception
	3/31/09	3/31/09	6/20/99
Walden Social Equity Fund	-34.74%	-3.96%	-0.98%

S&P 500 Index*	-38.09%	-4.76%	-3.52%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

[1]
The above Gross Expense ratio is from the Fund’s prospectus dated August 1, 2008. Additional information pertaining to the Fund’s expense ratios as of March 31, 2009 can be found in the financial highlights. The investment performance reflects voluntary fee waivers which may be discontinued at any time and a contractual fee waiver which shall continue in effect from year to year only upon mutual agreement of the Fund and the Adviser. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occured, the quoted performance would have been lower. Based on the Fund’s prospectus dated August 1, 2008, the Total Fund Operating Expenses would be 1.18% and the Net Fund Operating Expenses would be 1.00% excluding the indirect costs of investing in Acquired Funds.

*	The performance data being shown for the S&P 500 is calculated from June 18, 1999.
The chart represents historical performance of a hypothetical investment of $10,000 in the Walden Social Equity Fund from June 20, 1999 to March 31, 2009, and represents the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and graph do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of Fund shares.

The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500”), which is an unmanaged index that is regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Schedule of Portfolio Investments	Walden Social Balanced Fund March 31, 2009

COMMON STOCKS (44.6%)
Security Description	Shares	Value ($)

Consumer Discretionary (4.9%)
Johnson Controls, Inc.	11,000	132,000
Lowe’s Cos., Inc.	8,000	146,000
NIKE, Inc., Class B	7,500	351,675
Omnicom Group, Inc.	8,000	187,200
Target Corp.	5,000	171,950
The Home Depot, Inc.	5,000	117,800
The TJX Cos., Inc.	4,000	102,560
The Walt Disney Co.	11,000	199,760

		1,408,945

Consumer Products (7.7%)
Colgate-Palmolive Co.	8,000	471,840
Costco Wholesale Corp.	8,500	393,720
General Mills, Inc.	4,000	199,520
PepsiCo, Inc.	7,600	391,248
Procter & Gamble Co.	9,500	447,355
Sysco Corp.	15,000	342,000

		2,245,683

Energy (5.5%)
Apache Corp.	5,500	352,495
BG Group PLC, ADR	4,000	301,160
BP PLC, ADR	13,000	521,300
ConocoPhillips	11,000	430,760

		1,605,715

Financial Services (2.6%)
Chubb Corp.	4,000	169,280
Cincinnati Financial Corp.	5,700	130,359
T. Rowe Price Group, Inc.	11,500	331,890
Visa, Inc., Class A	2,000	111,200

		742,729

Health Care (8.1%)
Becton, Dickinson & Co.	4,000	268,960
C.R. Bard, Inc.	3,500	279,020
DENTSPLY International, Inc.	11,000	295,350
Johnson & Johnson, Inc.	8,500	447,100
Medtronic, Inc.	3,000	88,410
Novartis AG, ADR	5,000	189,150
Saint Jude Medical, Inc.(a)	5,000	181,650
Stryker Corp.	5,000	170,200
Teva Pharmaceutical Industries Ltd., Sponsored ADR	4,000	180,200
Varian Medical Systems, Inc.(a)	4,200	127,848
Waters Corp.(a)	3,000	110,850

		2,338,738

Industrial Materials (2.6%)
AptarGroup, Inc.	8,000	249,120
Praxair, Inc.	3,000	201,870
Sigma-Aldrich Corp.	8,000	302,320

		753,310

Industrial Products & Services (5.6%)
3M Co.	4,200	208,824
Donaldson Co., Inc.	9,500	254,980
Emerson Electric Co.	13,000	371,540
Illinois Tool Works, Inc.	10,500	323,925
United Parcel Service, Inc., Class B	4,000	196,880
W.W. Grainger, Inc.	4,000	280,720

		1,636,869

	Shares or Principal Amount ($)

Information Technology (7.4%)
Accenture Ltd., Class A	7,000	192,430
Adobe Systems, Inc.(a)	8,000	171,120
Cisco Systems, Inc.(a)	18,000	301,860
EMC Corp.(a)	15,000	171,000
Google, Inc., Class A(a)	300	104,418
Hewlett-Packard Co.	5,000	160,300
International Business Machines Corp.	2,700	261,603
Microsoft Corp.	11,000	202,070
Nokia Corp., ADR	11,000	128,370
Oracle Corp.(a)	8,000	144,560
Paychex, Inc.	6,000	154,020
SAP AG, ADR	4,000	141,160

		2,132,911

Telecommunications (0.2%)
Time Warner Cable, Inc.	2,466	61,157

TOTAL COMMON STOCKS (Cost $15,081,006)		12,926,057

CORPORATE BONDS (9.9%)
Financial Services (7.8%)
American Express Co., 7.00%, 3/19/18	250,000	220,887
BP Capital Markets PLC, 5.25%, 11/7/13	500,000	535,720
Calvert Social Investment Foundation, 3.00%, 12/31/11	175,000	175,219
National Rural Utilities Cooperative Finance Corp., 10.38%, 11/1/18	250,000	289,882
Wells Fargo & Co., 3.00%, 12/9/11	1,000,000	1,034,562

		2,256,270

Health Care (1.1%)
Abbott Laboratories, 5.60%, 5/15/11	300,000	321,834

Information Technology (0.7%)
Oracle Corp., 5.75%, 4/15/18	200,000	209,091

Telecommunications (0.3%)
AT&T, Inc., 5.50%, 2/1/18	100,000	96,862

TOTAL CORPORATE BONDS (Cost $2,824,944)		2,884,057

MUNICIPAL BONDS (5.8%)
Delaware (0.7%)
Delaware State, Series 2009A, GO,
4.13%, 1/1/25, Callable 1/1/17 @ 100	200,000	196,914

Florida (0.8%)
Florida State Board of Education, Series B, GO,
4.75%, 6/1/26, Callable 6/1/14 @ 101	250,000	247,383

Illinois (0.7%)
Illinois State, GO, 5.00%, 6/1/27, FGIC,
Callable 6/1/13 @ 100	200,000	200,956

Massachusetts (0.9%)
Massachusetts State, Series A, GO, 5.00%, 8/1/26,
Callable 8/1/18 @ 100	250,000	257,690

Ohio (0.5%)
Ohio State, Series D, GO, 4.50%, 9/15/22, MBIA,
Callable 3/15/16 @ 100	150,000	153,776

Texas (1.3%)
Texas State, GO, 5.00%, 10/1/26,
Callable 10/1/17 @ 100	350,000	363,492

Washington (0.9%)
Washington State, Series C, GO, 5.00%, 2/1/26,
Callable 2/1/19 @ 100	250,000	257,222

TOTAL MUNICIPAL BONDS (Cost $1,664,543)		1,677,433

See Notes to Financial Statements

Schedule of Portfolio Investments	Walden Social Balanced Fund March 31, 2009

U.S. GOVERNMENT & U.S. GOVERNMENT AGENCY OBLIGATIONS (32.1%)
	Shares or
	Principal
Security Description	Amount ($)	Value ($)

Federal Farm Credit Bank, 6.00%, 3/7/11	500,000	543,511
Federal Home Loan Bank
1.63%, 3/16/11	4,000,000	4,016,216
3.75%, 8/18/09	200,000	202,487
4.63%, 2/18/11	500,000	530,027
5.00%, 12/21/15	300,000	335,343
5.25%, 6/12/09	900,000	908,418
Government National Mortgage Association
6.00%, 7/15/34	141,080	147,621
6.00%, 10/15/36	180,988	189,378
6.50%, 2/15/32	7,654	8,141
6.50%, 5/15/32	92,927	98,843
Housing and Urban Development, 7.50%, 8/1/11	200,000	204,203
U.S. Treasury Inflation Protected Bonds
1.88%, 7/15/15	651,216	672,689
2.00%, 4/15/12	1,040,370	1,074,420
3.00%, 7/15/12	352,248	377,250

TOTAL U.S. GOVERNMENT & U.S. GOVERNMENT
AGENCY OBLIGATIONS (Cost $9,106,912)		9,308,547

CERTIFICATES OF DEPOSIT (0.3%)
Shorebank Pacific Bank, 2.50%, 5/10/09(b)	50,000	50,000
Vermont Development Credit Union,
3.75%, 7/13/09(b)	50,000	50,000

TOTAL CERTIFICATES OF DEPOSIT
(Cost $100,000)		100,000

INVESTMENT COMPANIES (6.8%)
Cavanal Hill U.S. Treasury Fund, 0.01%(c)	521,243	521,243
Victory Federal Money Market, Investor Shares,
0.45%(c)	1,441,236	1,441,236

TOTAL INVESTMENT COMPANIES
(Cost $1,962,479)		1,962,479

Total Investments (Cost $30,739,884) — 99.5%		28,858,573
Other assets in excess of liabilities — 0.5%		146,683

NET ASSETS — 100.0%		$29,005,256

(a)	Non-income producing security.
(b)	Fair Valued Security. These securities represent 0.3% of the net assets as of March 31, 2009.
(c)	Rate disclosed is the seven day yield as of March 31, 2009.
ADR	American Depositary Receipt
AG	Aktiengesellschaft (German Stock Company)
FGIC	Insured by Financial Guaranty Insurance Company
GO	General Obligation
MBIA	Insured by Municipal Bond Insurance Association
PLC	Public Limited Company

See Notes to Financial Statements

Financial Statements	Walden Social Balanced Fund

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2009

Assets:
Investments, at value (cost $30,739,884)	$28,858,573
Interest and dividends receivable	132,585
Receivable for capital shares issued	562
Receivable for investments sold	166,858
Prepaid expenses and other assets	9,775

Total Assets	29,168,353

Liabilities:
Payable for investments purchased	129,475
Payable for capital shares redeemed	500
Accrued expenses and other liabilities:
Investment adviser	14,025
Chief compliance officer	215
Administration and accounting	752
Custodian	1,219
Transfer agent	2,946
Other	13,965

Total Liabilities	163,097

Net Assets	$29,005,256

Composition of Net Assets:
Capital	$33,211,132
Accumulated net investment income	23,531
Accumulated net realized losses from
investment transactions	(2,348,096)
Net unrealized depreciation from investments	(1,881,311)

Net Assets	$29,005,256

Shares outstanding (par value $0.01, unlimited number of shares authorized)	3,280,930

Net Asset Value, Offering Price and Redemption Price per share	$8.84

STATEMENT OF OPERATIONS
For the year ended March 31, 2009

Investment Income:
Interest	$389,542
Dividends	381,607
Less: Foreign tax withholding	(6,269)

Total Investment Income	764,880

Expenses:
Investment adviser	224,714
Administration and accounting	64,939
Trustee	3,374
Custodian	7,450
Transfer agency	17,946
Chief compliance officer	2,471
Other	34,942

Total expenses before fee reductions	355,836
Fees voluntarily reduced by the administrator	(16,689)
Fees contractually reduced by the investment adviser	(39,013)

Net Expenses	300,134

Net Investment Income	464,746

Net Realized/Unrealized Losses from Investments:
Net realized losses from investment transactions	(2,309,330)
Change in unrealized appreciation/depreciation from investments	(5,794,229)

Net realized/unrealized losses from investments	(8,103,559)

Change in Net Assets Resulting from Operations	$(7,638,813)

See Notes to Financial Statements

Financial Statements	Walden Social Balanced Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended	For the year ended
	March 31, 2009	March 31, 2008

Investment Activities:
Operations:
Net investment income	$464,746	$492,333
Net realized gains (losses) from investment transactions	(2,309,330)	908,914
Change in unrealized appreciation/depreciation from investments	(5,794,229)	122,348

Change in net assets resulting from operations	(7,638,813)	1,523,595

Dividends:
Net investment income	(591,854)	(463,640)
Net realized gains from investment transactions	(355,217)	(1,085,395)

Change in net assets from shareholder dividends	(947,071)	(1,549,035)

Capital Share Transactions:
Proceeds from shares issued	7,074,197	4,179,191
Dividends reinvested	940,321	1,540,486
Cost of shares redeemed	(3,605,235)	(2,156,665)

Change in net assets from capital share transactions	4,409,283	3,563,012

Change in net assets	(4,176,601)	3,537,572

Net Assets:
Beginning of period	33,181,857	29,644,285

End of period	$29,005,256	$33,181,857

Share Transactions:
Issued	748,371	335,669
Reinvested	104,364	123,436
Redeemed	(361,325)	(174,513)

Change in shares	491,410	284,592

Accumulated net investment income	$23,531	$150,639

See Notes to Financial Statements

Financial Statements	Walden Social Balanced Fund

FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the years indicated.

	For the year	For the year	For the year	For the year	For the year
	ended	ended	ended	ended	ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$11.90	$11.83	$11.58	$11.08	$10.71

Investment Activities:
Net investment income	0.16 (a)	0.19	0.18	0.18	0.13
Net realized and unrealized gains (losses) from
investment transactions	(2.88)	0.46	0.38	0.49	0.37

Total from investment activities	(2.72)	0.65	0.56	0.67	0.50

Dividends:
Net investment income	(0.21)	(0.17)	(0.17)	(0.17)	(0.13)
Net realized gains from investments	(0.13)	(0.41)	(0.14)	—	—

Total dividends	(0.34)	(0.58)	(0.31)	(0.17)	(0.13)

Net Asset Value, End of Period	$8.84	$11.90	$11.83	$11.58	$11.08

Total Return	(22.91)%	5.30%	4.85%	6.06%	4.62%

Ratios/Supplemental Data:
Net Assets at end of period (000’s)	$29,005	$33,182	$29,644	$29,722	$28,121
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	1.55%	1.52%	1.52%	1.49%	1.26%
Ratio of expenses (before fee reductions) to average net assets(b)	1.19%	1.16%	1.17%	1.18%	1.26%
Portfolio turnover	71.27%	38.99%	28.57%	41.14%	21.15%

(a)	Calculated using the average shares method.
(b)	During the period, certain fees were reduced and total fund expenses are capped at 1.00%. If such expense caps had not been in place, the ratio would have been as indicated.

See Notes to Financial Statements

Schedule of Portfolio Investments	Walden Social Equity Fund March 31, 2009

COMMON STOCKS (98.2%)
Security Description	Shares	Value ($)

Consumer Discretionary (7.5%)
Lowe’s Cos., Inc.	35,000	638,750
NIKE, Inc., Class B	20,000	937,800
Omnicom Group, Inc.	30,000	702,000
The TJX Cos., Inc.	20,000	512,800
The Walt Disney Co.	25,000	454,000

		3,245,350

Consumer Products (12.9%)
Colgate-Palmolive Co.	12,000	707,760
Costco Wholesale Corp.	18,000	833,760
General Mills, Inc.	15,000	748,200
McCormick & Co., Inc.	23,000	680,110
PepsiCo, Inc.	17,000	875,160
Procter & Gamble Co.	18,000	847,620
Sysco Corp.	38,000	866,400

		5,559,010

Energy (15.0%)
Apache Corp.	25,000	1,602,250
BG Group PLC, ADR	12,000	903,480
BP PLC, ADR	40,000	1,604,000
ConocoPhillips	40,000	1,566,400
Weatherford International Ltd.(a)	20,000	221,400
XTO Energy, Inc.	20,000	612,400

		6,509,930

Financial Services (5.9%)
Chubb Corp.	20,000	846,400
Cincinnati Financial Corp.	33,000	754,710
T. Rowe Price Group, Inc.	33,030	953,246

		2,554,356

Health Care (13.8%)
Becton, Dickinson & Co.	12,000	806,880
C.R. Bard, Inc.	7,000	558,040
DENTSPLY International, Inc.	30,000	805,500
Johnson & Johnson, Inc.	17,000	894,200
Medtronic, Inc.	29,000	854,630
Roche Holdings Ltd.	14,000	481,600
Saint Jude Medical, Inc.(a)	20,000	726,600
Stryker Corp.	20,000	680,800
Varian Medical Systems, Inc.(a)	6,000	182,640

		5,990,890

Industrial Materials (7.2%)
Air Products & Chemicals, Inc.	16,000	900,000
AptarGroup, Inc.	25,000	778,500
Praxair, Inc.	10,000	672,900
Sigma-Aldrich Corp.	20,000	755,800

		3,107,200

Industrial Products & Services (14.4%)
3M Co.	20,000	994,400
Donaldson Co., Inc.	25,000	671,000
Emerson Electric Co.	36,000	1,028,880
Expeditors International of Washington, Inc.	18,000	509,220
Illinois Tool Works, Inc.	36,000	1,110,600
United Parcel Service, Inc., Class B	20,000	984,400
W.W. Grainger, Inc.	13,000	912,340

		6,210,840

Information Technology (18.4%)
Accenture Ltd., Class A	25,000	687,250
Automatic Data Processing, Inc.	25,000	879,000
Cisco Systems, Inc.(a)	40,000	670,800
Dell, Inc.(a)	60,000	568,800
EMC Corp.(a)	50,000	570,000
Hewlett-Packard Co.	15,000	480,900
Intel Corp.	50,000	752,500
International Business Machines Corp.	7,000	678,230
Microsoft Corp.	44,000	808,280
Nokia Corp., ADR	40,000	466,800
Oracle Corp.(a)	40,000	722,800
Paychex, Inc.	27,000	693,090

		7,978,450

Telecommunications (3.1%)
AT&T, Inc.	35,000	882,000
Time Warner Cable, Inc.	18,333	454,667

		1,336,667

TOTAL COMMON STOCKS (Cost $50,771,122)		42,492,693

INVESTMENT COMPANY (0.7%)
Victory Federal Money Market, Investor Shares, 0.45% (Cost $314,526)(b)	314,526	314,526

Total Investments (Cost $51,085,648) — 98.9%		42,807,219
Other assets in excess of liabilities — 1.1%		472,369

NET ASSETS — 100.0%		$43,279,588

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day yield as of March 31, 2009.
ADR	American Depositary Receipt
PLC	Public Limited Company

See Notes to Financial Statements

Financial Statements	Walden Social Equity Fund

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2009

Assets:
Investments, at value (cost $51,085,648)	$42,807,219
Interest and dividends receivable	96,455
Receivable for capital shares issued	417,131
Receivable for investments sold	317,076
Prepaid expenses and other assets	12,819

Total Assets	43,650,700

Liabilities:
Payable for investments purchased	305,448
Payable for capital shares redeemed	11,100
Accrued expenses and other liabilities:
Investment adviser	22,273
Chief compliance officer	335
Administration and accounting	1,222
Custodian	2,400
Transfer agent	6,600
Shareholder service	468
Other	21,266

Total Liabilities	371,112

Net Assets	$43,279,588

Composition of Net Assets:
Capital	$56,449,232
Accumulated net investment income	311,078
Accumulated net realized losses from investment transactions	(5,202,293)
Net unrealized depreciation from investments	(8,278,429)

Net Assets	$43,279,588

Shares outstanding (par value $0.01, unlimited number of shares authorized)	5,405,592

Net Asset Value, Offering Price and Redemption Price per share	$8.01

STATEMENT OF OPERATIONS
For the year ended March 31, 2009

Investment Income:
Interest	$11
Dividends	1,256,377
Less: Foreign tax withholding	(13,015)

Total Investment Income	1,243,373

Expenses:
Investment adviser	395,237
Administration and accounting	108,539
Shareholder servicing fees	6,325
Trustee	5,776
Custodian	14,258
Transfer agency	39,230
Chief compliance officer	4,361
Other	52,610

Total expenses before fee reductions	626,336
Fees voluntarily reduced by the administrator	(29,283)
Fees contractually reduced by the investment adviser	(69,183)

Net Expenses	527,870

Net Investment Income	715,503

Net Realized/Unrealized Losses from Investments:
Net realized losses from investment transactions	(5,196,246)
Change in unrealized appreciation/depreciation from investments	(18,436,056)

Net realized/unrealized losses from investments	(23,632,302)

Change in Net Assets Resulting from Operations	$(22,916,799)

See Notes to Financial Statements

Financial Statements	Walden Social Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended	For the year ended
	March 31, 2009	March 31, 2008

Investment Activities:
Operations:
Net investment income	$715,503	$308,596
Net realized gains (losses) from investment transactions	(5,196,246)	1,534,792
Change in unrealized appreciation/depreciation from investments	(18,436,056)	553,617

Change in net assets resulting from operations	(22,916,799)	2,397,005

Dividends:
Net investment income	(515,574)	(297,927)
Net realized gains from investment transactions	(485,655)	(1,341,018)

Change in net assets from shareholder dividends	(1,001,229)	(1,638,945)

Capital Share Transactions:
Proceeds from shares issued	28,492,125	8,249,608
Dividends reinvested	963,408	1,599,563
Cost of shares redeemed	(14,161,336)	(8,576,512)

Change in net assets from capital share transactions	15,294,197	1,272,659

Change in net assets	(8,623,831)	2,030,719

Net Assets:
Beginning of period	51,903,419	49,872,700

End of period	$43,279,588	$51,903,419

Share Transactions:
Issued	2,648,123	640,227
Reinvested	112,548	119,015
Redeemed	(1,495,648)	(670,383)

Change in shares	1,265,023	88,859

Accumulated net investment income	$311,078	$111,149

See Notes to Financial Statements

Financial Statements	Walden Social Equity Fund

FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the years indicated.

	For the year		For the year	For the year	For the year	For the year
	ended		ended	ended	ended	ended
	March 31,		March 31,	March 31,	March 31,	March 31,
	2009		2008	2007	2006	2005

Net Asset Value, Beginning of Period	$12.54		$12.31	$12.09	$11.34	$10.85

Investment Activities:
Net investment income	0.14	(a)	0.08	0.07	0.09	0.08
Net realized and unrealized gains (losses) from investment transactions	(4.48)		0.57	0.61	0.74	0.48

Total from investment activities	(4.34)		0.65	0.68	0.83	0.56

Dividends:
Net investment income	(0.10)		(0.08)	(0.08)	(0.08)	(0.07)
Net realized gains from investments	(0.09)		(0.34)	(0.38)	—	—

Total dividends	(0.19)		(0.42)	(0.46)	(0.08)	(0.07)

Net Asset Value, End of Period	$8.01		$12.54	$12.31	$12.09	$11.34

Total Return	(34.74)%		5.01%	5.62%	7.32%	5.18%

Ratios/Supplemental Data:
Net Assets at end of period (000’s)	$43,280		$51,903	$49,873	$48,712	$45,287
Ratio of net expenses to average net assets	1.00%		1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	1.36%		0.59%	0.68%	0.70%	0.75%
Ratio of expenses (before fee reductions) to average net assets(b)	1.19%		1.18%	1.15%	1.12%	1.15%
Portfolio turnover	40.07%		44.67%	25.50%	29.11%	15.89%

(a)	Calculated using the average shares method.
(b)	During the period, certain fees were reduced and total fund expenses are capped at 1.00%. If such expense caps had not been in place, the ratio would have been as indicated.

See Notes to Financial Statements

Schedule of Portfolio Investments	Walden Small Cap Innovations Fund March 31, 2009

COMMON STOCKS (92.9%)
Security Description	Shares	Value ($)

Consumer Discretionary (10.9%)
Ambassadors Group, Inc.	650	5,278
Capella Education Co.(a)	475	25,175
Gentex Corp.	3,950	39,342
Hibbett Sports, Inc.(a)	750	14,415
John Wiley & Sons, Inc., Class A	1,500	44,670
LKQ Corp.(a)	2,725	38,886
Pre-Paid Legal Services, Inc.(a)	275	7,983
Scholastic Corp.	575	8,665
Strayer Education, Inc.	275	49,465
Timberland Co., Class A(a)	1,150	13,731
Under Armour, Inc., Class A(a)	475	7,804

		255,414

Consumer Products (6.8%)
Diamond Foods, Inc.	1,225	34,214
Green Mountain Coffee Roasters, Inc.(a)	825	39,600
Hain Celestial Group, Inc.(a)	1,200	17,088
Lifeway Foods, Inc.(a)	1,975	15,800
United Natural Foods, Inc.(a)	1,400	26,558
Whole Foods Market, Inc.	1,575	26,460

		159,720

Energy (4.1%)
CARBO Ceramics, Inc.	925	26,307
CREDO Petroleum Corp.(a)	1,225	9,151
Dawson Geophysical Co.(a)	400	5,400
Encore Acquisition Co.(a)	1,800	41,886
NATCO Group, Inc., Class A(a)	625	11,831

		94,575

Financial Services (15.9%)
Assured Guaranty Ltd.	1,325	8,970
Bank of Hawaii Corp.	1,500	49,470
Commerce Bancshares, Inc.	750	27,225
Corporate Office Properties	1,350	33,520
Digital Realty Trust, Inc.	1,350	44,793
Dime Community Bancshares	4,875	45,727
eHealth, Inc.(a)	2,325	37,223
Independent Bank Corp.	675	9,956
Investment Technology Group, Inc.(a)	975	24,882
Jones Lang LaSalle, Inc.	1,025	23,842
Parkway Properties, Inc.	1,200	12,360
Southside Bancshares, Inc.	825	15,593
Umpqua Holdings Corp.	1,525	13,817
Wilmington Trust Corp.	2,600	25,194

		372,572

Health Care (14.8%)
Dionex Corp.(a)	1,050	49,612
Gen-Probe, Inc.(a)	250	11,395
ICU Medical, Inc.(a)	850	27,302
IDEXX Laboratories, Inc.(a)	1,650	57,057
Immucor, Inc.(a)	475	11,946
Landauer, Inc.	975	49,413
Meridian Bioscience, Inc.	2,625	47,565
Neogen Corp.(a)	975	21,284
ResMed, Inc.(a)	750	26,505
West Pharmaceutical Services, Inc.	1,350	44,294

		346,373

Industrial Materials (2.5%)
Commercial Metals Co.	1,575	18,191
Minerals Technologies, Inc.	925	29,647
Quaker Chemical Corp.	1,300	10,322

		58,160

Industrial Products & Services (14.4%)
Apogee Enterprises, Inc.	1,350	14,823
Baldor Electric Co.	2,300	33,327
CLARCOR, Inc.	1,800	45,342
Fuel-Tech, Inc.(a)	475	4,969
Genesee & Wyoming, Inc., Class A(a)	2,250	47,812
Herman Miller, Inc.	725	7,729
Layne Christensen Co.(a)	575	9,240
Lindsay Manufacturing Co.	825	22,275
Met-Pro Corp.	1,200	9,780
Middleby Corp.(a)	450	14,594
Simpson Manufacturing Co., Inc.	1,650	29,733
SunPower Corp., Class B(a)	475	9,405
Team, Inc.(a)	1,400	16,408
Wabtec Corp.	1,725	45,505
Watts Water Technologies, Inc., Class A	1,325	25,917

		336,859

Information Technology (18.1%)
Alvarion Ltd.(a)	2,150	7,117
Blackbaud, Inc.	1,575	18,286
Coherent, Inc.(a)	625	10,781
Computer Programs & Systems, Inc.	350	11,645
F5 Networks, Inc.(a)	1,050	21,997
Itron, Inc.(a)	850	40,247
J2 Global Communications, Inc.(a)	2,500	54,725
National Instruments Corp.	750	13,988
Net 1 UEPS Technologies, Inc.(a)	2,525	38,405
Plantronics, Inc.	2,875	34,701
Polycom, Inc.(a)	3,025	46,555
Power Integrations, Inc.	2,625	45,150
Quality Systems, Inc.	1,225	55,431
RADVision Ltd.(a)	2,825	14,097
Renaissance Learning, Inc.	1,025	9,194

		422,319

Telecommunications (0.5%)
NII Holdings, Inc.(a)	850	12,750

Utilities (4.9%)
American States Water Co.	350	12,712
New Jersey Resources Corp.	1,500	50,970
Ormat Technologies, Inc.	475	13,043
South Jersey Industries, Inc.	1,075	37,625

		114,350

TOTAL COMMON STOCKS (Cost $2,229,268)		2,173,092

INVESTMENT COMPANIES (6.0%)
Cavanal Hill U.S. Treasury Fund, 0.01%(b)	28,637	28,637
Victory Federal Money Market, Investor Shares, 0.45%(b)	111,604	111,604

TOTAL INVESTMENT COMPANIES (Cost $140,241)		140,241

Total Investments (Cost $2,369,509) — 98.9%		2,313,333
Other assets in excess of liabilities — 1.1%		26,915

NET ASSETS — 100.0%		$2,340,248

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day yield as of March 31, 2009.

See Notes to Financial Statements

Financial Statements	Walden Small Cap Innovations Fund

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2009

Assets:
Investments, at value (cost $2,369,509)	$2,313,333
Interest and dividends receivable	2,047
Receivable for capital shares issued	258
Receivable for investments sold	867
Receivable from adviser	14,458
Prepaid offering	10,994
Prepaid expenses and other assets	6,923

Total Assets	2,348,880

Liabilities:
Accrued expenses and other liabilities:
Chief compliance officer	11
Administration and accounting	40
Custodian	2,000
Transfer agent	5,650
Other	931

Total Liabilities	8,632

Net Assets	$2,340,248

Composition of Net Assets:
Capital	$2,406,212
Accumulated net investment income	2,000
Accumulated net realized losses from
investment transactions	(11,788)
Net unrealized depreciation from investments	(56,176)

Net Assets	$2,340,248

Shares outstanding (par value $0.01, unlimited number of shares authorized)	254,702

Net Asset Value, Offering Price and Redemption Price per share(a)	$9.19

(a)	A redemption fee is imposed upon shares redeemed within 60 days. See Note 2 to financial statements.

STATEMENT OF OPERATION
For the period ended March 31, 2009 (a)

Investment Income:
Dividends	$8,364

Total Investment Income	8,364

Expenses:
Investment adviser	3,462
Administration and accounting	2,360
Trustee	71
Organizational	4,430
Offering	8,392
Custodian	7,507
Transfer agency	14,636
Chief compliance officer	36
Other	3,971

Total expenses before fee reductions	44,865
Fees voluntarily reduced by the administrator	(252)
Fees contractually reduced by the investment adviser	(39,182)

Net Expenses	5,431

Net Investment Income	2,933

Net Realized/Unrealized Losses from Investments:
Net realized losses from investment transactions	(11,788)
Change in unrealized appreciation/depreciation from investments	(56,176)

Net realized/unrealized losses from investments	(67,964)

Change in Net Assets Resulting from Operations	$(65,031)

(a)	Commenced operations on October 24, 2008.

See Notes to Financial Statements

Financial Statements	Walden Small Cap Innovations Fund

STATEMENT OF CHANGES IN NET ASSETS

For the period ended
March 31, 2009(a)

Investment Activities:
Operations:
Net investment income	$2,933
Net realized losses from investment transactions	(11,788)
Change in unrealized appreciation/depreciation from investments	(56,176)

Change in net assets resulting from operations	(65,031)

Dividends:
Net investment income	(1,149)

Change in net assets from shareholder dividends	(1,149)

Capital Share Transactions:
Proceeds from shares issued	2,405,279
Dividends reinvested	1,149

Change in net assets from capital share transactions	2,406,428

Change in net assets	2,340,248

Net Assets:
End of period	$2,340,248

Share Transactions:
Issued	254,587
Reinvested	115

Change in shares	254,702

Accumulated net investment income	$2,000

(a)	Commenced operations on October 24, 2008.

See Notes to Financial Statements

Financial Statements	Walden Small Cap Innovations Fund

FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the period indicated.

	For the
	period ended
	March 31,
	2009(a)

Net Asset Value, Beginning of Period	$10.00

Investment Activities:
Net investment income	0.03	(b)
Net realized and unrealized losses from investment transactions	(0.83)

Total from investment activities	(0.80)

Dividends:
Net investment income	(0.01)

Total dividends	(0.01)

Net Asset Value, End of Period	$9.19

Total Return	(7.98)%	(c)

Ratios/Supplemental Data:
Net Assets at end of period (000’s)	$2,340
Ratio of net expenses to average net assets	1.16%	(d)
Ratio of net investment income to average net assets	0.63%	(d)
Ratio of expenses (before fee reductions) to average net assets(e)	9.61%	(d)
Portfolio turnover	4.37%	(c)

(a)	Commenced operations on October 24, 2008.
(b)	Calculated using the average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were reduced and total fund expenses were capped at 1.25% through March 13, 2009 and at 1.00% thereafter. If such expense caps had not been in place, the ratio would have been as indicated.

See Notes to Financial Statements

47

Notes to Financial Statements	March 31, 2009

1.	Organization:

The Coventry Group (the “Group”) was organized on January 8, 1992 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Group contains the following Boston Trust Funds and Walden Funds (individually a “Fund”, collectively the “Funds”):

Fund	Short Name
Boston Trust Balanced Fund	Balanced Fund
Boston Trust Equity Fund	Equity Fund
Boston Trust Small Cap Fund	Small Cap Fund
Boston Trust Midcap Fund	Midcap Fund
Walden Social Balanced Fund	Social Balanced Fund
Walden Social Equity Fund	Social Equity Fund
Walden Small Cap Innovations Fund	Small Cap Innovations Fund

The Small Cap Innovations Fund commenced operations on October 24, 2008.

The investment objective of the Balanced Fund and Social Balanced Fund is to seek long-term capital growth and income through an actively managed portfolio of stocks, bonds and money market instruments. The investment objective of the Equity Fund and Social Equity Fund is to seek long-term capital growth through an actively managed portfolio of stocks. The investment objective of the Small Cap Fund and Small Cap Innovations Fund is to seek long-term capital growth through an actively managed portfolio of stocks of small capitalization companies. The investment objective of the Midcap Fund is to seek long-term capital growth through an actively managed portfolio of stocks of middle capitalization companies.

Under the Group’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Group. In addition, in the normal course of business, the Group may enter into contracts with its vendors and others that provide for general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation:

The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Equity securities traded on the NASDAQ stock market are valued at the NASDAQ official closing price. Securities or other assets for which market quotations are not readily available (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price) are valued at fair value as determined in good faith by or at the direction of the Group’s Board of Trustees (the “Board”).

Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value. Under the amortized cost method, discount or premium, if any, is accreted or amortized, respectively, on a constant (straight-line) basis to the maturity of the security.

The Group may use a pricing service to value certain portfolio securities where the prices provided are believed to reflect the fair market value of such securities. If market prices are not available or, in Boston Trust Investment Management, Inc.’s (the “Adviser”) opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser will value the Fund’s assets at their fair value according to policies approved by the Board.

Investments in money market funds are valued at net asset value per share.

Fair Value Measurements:

Effective April 1, 2008, the Funds adopted Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value based on inputs used to value the Funds’ investments, and requires additional disclosures about fair value measurements. SFAS 157 applies to fair value measurements already required or permitted by existing standards.

One key component of the implementation of SFAS 157 includes the development of a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 - quoted prices in active markets for identical assets.
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 - significant unobservable inputs (including the Fund Management’s own assumptions in determining the fair value of investments).

The inputs or methodology used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Continued

48

Notes to Financial Statements	March 31, 2009

The following is a summary categorization, as of March 31, 2009, of each Fund’s investments based on the level of inputs utilized in determining the value of such investments:

		LEVEL 2	LEVEL 3
	LEVEL 1	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

	Investments in	Investments in	Investments in	Total Investments in
Fund	Securities($)	Securities($)	Securities($)	Securities($)

Balanced Fund	74,476,398	80,862,241	—	155,338,639
Equity Fund	38,757,348	—	—	38,757,348
Small Cap Fund	25,479,357	—	—	25,479,357
Midcap Fund	8,065,595	—	—	8,065,595

Social Balanced Fund	14,888,536	13,870,037	100,000	28,858,573
Social Equity Fund	42,807,219	—	—	42,807,219
Small Cap Innovations Fund	2,313,333	—	—	2,313,333

For each Level 3 investment, the value of certificates of deposit at maturity was the input used to determine fair value.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Social Balanced Fund
Investments in Securities

Balance as of 4/1/08	$200,000
Accrued Accretion (Amortization)	—
Net Realized Gain (Loss)	—
Change in Unrealized Appreciation (Depreciation)	—
Net Purchase (Sales)	(100,000)
Transfers In (Out) of Level 3	—

Balance as of 3/31/09	$100,000

Security Transactions and Related Income:
Changes in holdings of portfolio securities shall be reflected no later than in the first calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio security transactions are reported on trade date. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Expenses:
Expenses directly attributable to a Fund are charged directly to the Fund. Expenses relating to the Group are allocated proportionately to each Fund within the Group according to the relative net assets of each Fund or on another reasonable basis.

Use of Estimates:
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Dividends to Shareholders:
Dividends are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually by the Funds. Dividends from net realized gains, if any, are declared and distributed at least annually by the Funds.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Redemption Fees:
The Small Cap Fund, Small Cap Innovations Fund and Midcap Fund reserve the right to assess a redemption fee for shares redeemed within 60 days of purchase. The shareholder will be charged a fee equal to 1.00% of the value of the shares redeemed for the Small Cap Fund and Small Cap Innovations Fund and 0.75% for the Midcap Fund, unless an exception applies as disclosed in the Funds’ Prospectus. The redemption fee is intended to offset excess brokerage commissions and other costs associated with fluctuations in asset levels and cash flows caused by frequent trading by shareholders. The applicability of the redemption fee will be calculated using a first-in first-out method, which means the oldest shares will be redeemed first, followed by the redemption of more recently acquired shares.

Federal Income Taxes:
Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes. Therefore, no federal income tax provision is required.

Continued

Notes to Financial Statements	March 31, 2009

As of and during the year ended March 31, 2009, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the year, the Funds did not incur any interest or penalties. The statute of limitations on the Funds’ tax returns remains open for the years ended March 31, 2006 through March 31, 2009.

3.	Related Party Transactions:

Investment Adviser:
The Funds and the Adviser are parties to an Investment Advisory Agreement under which the Adviser is entitled to receive an annual fee, computed daily and paid monthly, equal to the average daily net assets of each Fund, at the following annual percentage rates before contractual waivers:

Fund	Fee Rate

Balanced Fund	0.75%
Equity Fund	0.75%
Small Cap Fund	0.75%
Midcap Fund	0.75%
Social Balanced Fund	0.75%
Social Equity Fund	0.75%
Small Cap Innovations Fund	0.75%

Administration and Fund Accounting:
Citi Fund Services Ohio, Inc. (“Citi”) serves the Funds as administrator. Citi, as the Funds administrator, provides administrative and fund accounting services for a fee that is computed daily and paid monthly at an annual rate of up to 0.20% of the average daily net assets of each Fund. Certain officers of the Group are affiliated with Citi. Such persons were paid no fees directly by the Funds for serving as officers of the Group, except the Chief Compliance Officer (the “CCO”).

Under a Compliance Services Agreement between the Funds and Citi (the “CCO Agreement”), Citi makes an employee available to serve as the Funds’ CCO. Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Funds’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Funds paid Citi $27,327 for the year ended March 31, 2009, plus certain out of pocket expenses. Citi pays the salary and other compensation earned by any such individuals as employees of Citi.

Distribution:
Foreside Distribution Services, L.P., (“Foreside”), an indirect wholly owned subsidiary of Foreside Financial Group, LLC, serves as the Funds’ distribution agent. Under the distribution agreement, Foreside receives a fixed fee of $15,000 per year and paid monthly, by the Adviser, for its services. Foreside is not affiliated with Citi or the Adviser.

Custodian and Transfer Agency:
Boston Trust & Investment Management Company, the parent Company of the Adviser, acts as the Funds’ custodian and transfer agent. Under the custody agreement, Boston Trust & Investment Management Company receives an asset-based fee of 0.02% of the average daily net assets for the first $100 million and 0.015% of the average daily net assets above $100 million, plus per transaction fees. Under the transfer agency agreement, Boston Trust & Investment Management Company receives a fixed fee of $18,000 annually per Fund, accrued daily and paid monthly for its services. Under the sub-transfer agency agreement, Citi receives a fixed fee of $12,000 annually per Fund, for the Social Equity Fund, the Small Cap Fund, and the Small Cap Innovations Fund, accrued daily and paid monthly by the Funds plus certain out of pocket expenses for its services.

Fee Reductions:
The Adviser has agreed to reduce its fees payable by the Funds to the extent necessary to limit each Fund’s aggregate annual operating expenses to 1.00% (1.25% for the Small Cap Fund and 1.25% for the Small Cap Innovations Fund until March 13, 2009, thereafter 1.00%) of the average daily net assets. Any such reductions made by the Adviser in its fees or in the payment or reimbursement of expenses that are a Fund’s obligation may be subject to repayment by the Fund within three years provided the Fund receiving the reduction, payment or reimbursement is able to effect such repayment and remain in compliance with applicable limitations. Pursuant to its agreement, for the year ended March 31, 2009, the Adviser reimbursed fees in the amount of $39,648, $23,578, $6,931, $48,745, $39,013, $69,183 and $39,182 for the Balanced Fund, Equity Fund, Small Cap Fund, Midcap Fund, Social Balanced Fund, Social Equity Fund, and Small Cap Innovations Fund, respectively. As of March 31, 2009, the Adviser may recoup $97,438, $82,095, $26,606, $86,791, $108,570, $179,558, and $39,182 from the Funds as follows:

Fund	Amount	Expires	Funds	Amount	Expires

Balanced Fund	$19,700	2010	Social Balanced Fund	$34,656	2010
	38,090	2011		34,901	2011
	39,648	2012		39,013	2012
Equity Fund	28,636	2010	Social Equity Fund	45,669	2010
	29,881	2011		64,706	2011
	23,578	2012		69,183	2012
Small Cap Fund	19,675	2010	Small Cap Innovations Fund	39,182	2012
	6,931	2012
Midcap Fund	38,046	2011
	48,745	2012

Citi has voluntarily agreed to reduce its administrative fees. For the year ended March 31, 2009, Citi voluntarily waived fees in the amount of $92,923, $30,688, $16,534, $6,430, $16,689, $29,283 and $252 for the Balanced Fund, Equity Fund, Small Cap Fund, Midcap Fund, Social Balanced Fund, Social Equity Fund, and Small Cap Innovations Fund, respectively.

Other Affiliated Transactions:
During the fiscal year ended March 31, 2009, certain net assets of Common Trust funds, managed by Boston Trust Investment Management, Inc., were exchanged as in-kind transfers for shares of the Boston Trust Funds and Walden Social Funds. Proceeds from the sale of shares issued in connection with the exchange were used to pay for securities from the Common Trust funds to the Boston Trust Funds and Walden Social Funds at fair market value. The total fair market value of the in-kind transfers was $670,711 and $5,625,605 for the Small Cap Fund and Social Equity Fund, respectively.

Continued

Notes to Financial Statements	March 31, 2009

4.
Conversion of Common Trust Fund:
On September 24, 2007, net assets of a Common Trust Fund managed by Boston Trust Investment Management, Inc. were exchanged in a tax-free conversion for shares of the corresponding Boston Trust Fund. The following is a summary of shares issued, net assets converted, net asset value per share issued and unrealized appreciation of assets acquired as of the conversion date:

				Net Asset
	Common Trust	Shares	Net Assets	Value Per	Unrealized
Fund	Fund Shares	Issued	Converted	Share Issued	Appreciation

Midcap Fund	378,154	1,330,441	$13,304,459	$10.00	$4,472,664

5.	Purchases and Sales of Securities:
Purchases of and proceeds from sales and maturities of securities, excluding short-term securities and U.S. Government securities, for the Funds for the year ended March 31, 2009, totaled:

Fund	Purchases	Sales and Maturities

Balanced Fund	$26,515,031	$34,944,441
Equity Fund	15,155,676	20,385,953
Small Cap Fund	13,698,034	6,061,046
Midcap Fund	2,548,421	3,144,164

Social Balanced Fund	15,041,577	11,334,836
Social Equity Fund	36,264,823	20,740,531
Small Cap Innovations Fund	2,288,338	47,272

Purchases of and proceeds from sales and maturities of U.S. Government securities, excluding short-term securities, for the Funds for the year ended March 31, 2009, totaled:

Fund	Purchases	Sales and Maturities

Balanced Fund	$7,565,025	$2,333,938
Social Balanced Fund	10,109,220	9,307,639

6.	Federal Income Tax Information:
At March 31, 2009, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

		Gross Tax	Gross Tax	Net Unrealized
		Unrealized	Unrealized	Appreciation
	Tax Cost	Appreciation	(Depreciation)	(Depreciation)

Balanced Fund	$144,263,453	$18,821,376	$(7,746,190)	$11,075,186
Equity Fund	36,886,708	7,654,558	(5,783,918)	1,870,640
Small Cap Fund	32,094,155	1,138,693	(7,753,491)	(6,614,798)
Midcap Fund	9,065,531	1,285,213	(2,285,149)	(999,936)

Social Balanced Fund	30,819,768	1,124,860	(3,086,055)	(1,961,195)
Social Equity Fund	51,111,816	2,276,516	(10,581,113)	(8,304,597)
Small Cap Innovations Fund	2,369,571	92,798	(149,036)	(56,238)

The tax character of distributions paid during the fiscal year ended March 31, 2009 was as follows:

	Distributions paid from

		Net Long Term	Total Taxable	Tax Return of	Total Distributions
	Ordinary Income	Capital Gains	Distributions	Capital	Paid[1]

Balanced Fund	$3,118,906	$4,763,595	$7,882,501	$—	$7,882,501
Equity Fund	482,096	—	482,096	—	482,096
Small Cap Fund	50,862	252,171	303,033	—	303,033
Midcap Fund	34,699	112,776	147,475	—	147,475

Social Balanced Fund	605,006	342,065	947,071	—	947,071
Social Equity Fund	515,574	485,655	1,001,229	—	1,001,229
Small Cap Innovations Fund	1,149	—	1,149	—	1,149

Continued

Notes to Financial Statements	March 31, 2009

The tax character of distributions paid during the fiscal year ended March 31, 2008 was as follows:

	Distributions paid from

		Net Long Term	Total Taxable	Tax Return of	Total Distributions
	Ordinary Income	Capital Gains	Distributions	Capital	Paid[1]

Balanced Fund	$2,580,508	$5,624,715	$8,205,223	$—	$8,205,223
Equity Fund	392,184	1,383,315	1,775,499	—	1,775,499
Small Cap Fund	493,692	870,734	1,364,426	—	1,364,426
Midcap Fund	6,592	92,184	98,776	—	98,776

Social Balanced Fund	463,640	1,085,395	1,549,035	—	1,549,035
Social Equity Fund	306,240	1,332,705	1,638,945	—	1,638,945

[1] Total distributions paid may differ from the amount reported in the Statements of Changes in Net Assets because for tax purposes distributions are recognized when actually paid.

As of March 31, 2009, the components of accumulated earnings on a tax basis were as follows:

		Undistributed		Accumulated	Unrealized
	Undistributed	Long-Term Capital	Accumulated	Capital and Other	Appreciation	Total Accumulated
	Ordinary Income	Gains	Earnings	Losses	(Depreciation)[1]	Earnings (Deficit)

Balanced Fund	$759,251	$—	$759,251	$(3,488,697)	$11,075,186	$8,345,740
Equity Fund	111,490	—	111,490	(3,955,824)	1,870,640	(1,973,694)
Small Cap Fund	25,109	—	25,109	(3,231,779)	(6,614,798)	(9,821,468)
Midcap Fund	7,676	—	7,676	(354,291)	(999,936)	(1,346,551)

Social Balanced Fund	58,396	—	58,396	(2,303,077)	(1,961,195)	(4,205,876)
Social Equity Fund	311,078	—	311,078	(5,176,125)	(8,304,597)	(13,169,644)
Small Cap Innovations Fund	2,000	—	2,000	(11,726)	(56,238)	(65,964)

[1] The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales.

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds had deferred post October capital losses, which will be treated as arising on the first business day of the Funds’ next taxable year.

Post-October Loss

Balanced Fund	$3,488,697
Equity Fund	3,196,661
Small Cap Fund	2,651,329
Midcap Fund	354,291
Social Balanced Fund	1,941,339
Social Equity Fund	4,264,473
Small Cap Innovations Fund	11,726

As of March 31, 2009, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments to capital:

	Accumulated Net
	Investment	Accumulated Net
	Income (loss)	Realized Gains	Paid in Capital

Balanced Fund	$(1)	$1	$—
Equity Fund	1	—	(1)

Social Balanced Fund	—	(1)	1
Small Cap Innovations Fund	216	—	(216)

As of March 31, 2009, the following Funds had net capital loss carryforwards, which are available to offset future realized gains. To the extent these carryforwards are used to offset future gains, it is probable that the amounts offset will not be distributed to shareholders.

Fund	Amount	Expires

Equity Fund	$759,163	2017
Small Cap Fund	580,450	2017

Social Balanced Fund	361,738	2017
Social Equity Fund	911,652	2017

Continued

Notes to Financial Statements	March 31, 2009

7.	Control Ownership and Principal Holders:
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumptions of control of the Fund, under section 2 (a)(9) of the 1940 Act. As of March 31, 2009, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), owning more than 25% of the total shares outstanding of the Fund as detailed below.

		% of
Fund	Control Ownership	Ownership

Balanced Fund	Boston Trust & Investment Management Company	93.8%
Equity Fund	Boston Trust & Investment Management Company	99.9%
Small Cap Fund	Boston Trust & Investment Management Company	67.9%
Midcap Fund	Boston Trust & Investment Management Company	100.0%
Social Balanced Fund	Boston Trust & Investment Management Company	61.7%
	Fidelity Investment Services	32.2%
Social Equity Fund	Boston Trust & Investment Management Company	31.6%
	Fidelity Investment Services	37.6%
Small Cap Innovations Fund	Boston Trust & Investment Management Company	69.5%
	Mac & Company (nominee for BNY Mellon)	26.0%

8.	Change in Independent Registered Public Accounting Firm:
At a meeting on May 14, 2008, the Coventry Group Audit Committee (consisting of Independent Trustees) selected and approved Cohen Fund Audit Services, Ltd. as the Independent Registered Public Accounting Firm for the Funds, replacing Ernst & Young LLP.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of The Coventry Group:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of The Coventry Group, comprising the Boston Trust Balanced Fund, Boston Trust Equity Fund, Boston Trust Small Cap Fund, Boston Trust Midcap Fund, Walden Social Balanced Fund,Walden Social Equity Fund, and Walden Small Cap Innovations Fund (the “Funds”) as of March 31, 2009, and the related statements of operations and changes in net assets and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements and the financial highlights for the periods indicated prior to the period ended March 31, 2009 were audited by other independent registered public accounting firms, who expressed unqualified opinions on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2009, and the results of their operations, changes in their net assets and their financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
May 20, 2009

Supplementary Information (unaudited)	March 31, 2009

Federal Income Tax Information:
During the fiscal year ended March 31, 2009, the Funds declared long-term realized gain distributions in the following amounts:

15% Capital Gains
Balanced Fund	$4,763,595
Small Cap Fund	252,171
Midcap Fund	112,776
Social Balanced Fund	342,065
Social Equity Fund	485,655

For the fiscal year ended March 31, 2009, the following percentage of the total ordinary income distributions paid by the Funds qualify for the distributions received deduction available to corporate shareholders.

Distributions Received Deduction
Balanced Fund	56.17%
Equity Fund	100.00%
Small Cap Fund	94.91%
Midcap Fund	100.00%
Social Balanced Fund	67.50%
Social Equity Fund	100.00%
Small Cap Innovations Fund	100.00%

For the fiscal year ended March 31, 2009, distributions paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2009 Form 1099-DIV.

Qualified Dividend Income
Balanced Fund	58.12%
Equity Fund	100.00%
Small Cap Fund	94.86%
Midcap Fund	100.00%
Social Balanced Fund	77.45%
Social Equity Fund	100.00%
Small Cap Innovations Fund	100.00%

Table of Shareholder Expenses:
As a shareholder of the Boston Trust Funds and Walden Funds, you incur the following costs: ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Boston Trust Funds and Walden Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2008 through March 31, 2009.

Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expense Paid During Period[1]	Expense Ratio During Period
	10/1/08	3/31/09	10/1/08 - 3/31/09	10/1/08 - 3/31/09

Balanced Fund	$1,000.00	$853.70	$4.62	1.00%
Equity Fund	1,000.00	726.20	4.30	1.00%
Small Cap Fund	1,000.00	677.60	4.73	1.13%
Midcap Fund	1,000.00	721.30	4.29	1.00%

Social Balanced Fund	1,000.00	828.00	4.56	1.00%
Social Equity Fund	1,000.00	708.60	4.26	1.00%
Small Cap Innovations Fund[2]	1,000.00	920.20	4.85	1.16%

1	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

2	Information shown reflects values using the expense ratios and rates of return for the period from October 24, 2008 (commencement of operations) to March 31, 2009.

Continued

Supplementary Information (unaudited)	March 31, 2009

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on each Boston Trust Funds’ and Walden Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expense Paid During Period[1]	Expense Ratio During Period
	10/1/08	3/31/09	10/1/08 - 3/31/09	10/1/08 - 3/31/09

Balanced Fund	$1,000.00	$1,019.95	$5.04	1.00%
Equity Fund	1,000.00	1,019.95	5.04	1.00%
Small Cap Fund	1,000.00	1,019.30	5.69	1.13%
Midcap Fund	1,000.00	1,019.95	5.04	1.00%

Social Balanced Fund	1,000.00	1,019.95	5.04	1.00%
Social Equity Fund	1,000.00	1,019.95	5.04	1.00%
Small Cap Innovations Fund[2]	1,000.00	1,019.15	5.84	1.16%

1	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

2	Information shown reflects values using the expense ratios for the period from October 24, 2008 (commencement of operations) to March 31, 2009 and has been adjusted to reflect the values for the period from October 1, 2008 to March 31, 2009.

Continued

Supplementary Information (unaudited)	March 31, 2009

Tabular Summary of Schedules of Investments:

The Boston Trust Funds invested, as a percentage of total portfolio investments, in the following industries as of March 31, 2009.

Boston Trust Balanced Fund		Boston Trust Equity Fund		Boston Trust Small Cap Fund		Boston Trust Midcap Fund

Security Allocation	Percentage of	Security Allocation	Percentage of	Security Allocation	Percentage of	Security Allocation	Percentage of
for the Schedule of	Total Portfolio	for the Schedule of	Total Portfolio	for the Schedule of	Total Portfolio	for the Schedule of	Total Portfolio
Portfolio Investments	Investments	Portfolio Investments	Investments	Portfolio Investments	Investments	Portfolio Investments	Investments

U.S. Gov’t. Obligations	43.5%	Industrial Prods & Svcs	17.9%	Information Technology	18.2%	Health Care	17.7%
Industrial Prods & Svcs	7.3%	Health Care	14.5%	Financial Services	16.6%	Industrial Prods & Svcs	17.4%
Health Care	7.2%	Information Technology	13.4%	Health Care	15.3%	Information Technology	14.1%
Investment Companies	7.2%	Energy	12.8%	Industrial Prods & Svcs	15.0%	Consumer Products	11.7%
Information Technology	6.4%	Consumer Products	10.9%	Consumer Discretionary	12.0%	Industrial Materials	8.6%
Energy	6.0%	Consumer Discretionary	10.3%	Consumer Products	6.6%	Consumer Discretionary	8.6%
Municipal Bonds	5.5%	Financial Services	8.2%	Utilities	6.3%	Energy	5.8%
Consumer Products	5.1%	Industrial Materials	6.3%	Energy	3.9%	Financial Services	5.4%
Consumer Discretionary	3.6%	Investment Companies	5.7%	Investment Companies	3.3%	Investment Companies	4.9%
Financial Services	3.0%			Industrial Materials	2.3%	Utilities	3.7%
Corporate Bonds	3.0%	Total	100.0%	Telecommunications	0.5%	Telecommunications	2.1%
Industrial Materials	2.2%
				Total	100.0%	Total	100.0%
Total	100.0%

The Boston Trust (Walden) Funds invested, as a percentage of total portfolio investments, in the following industries as of March 31, 2009.

Walden Social Balanced Fund		Walden Social Equity Fund		Walden Small Cap Innovations Fund

	Percentage of		Percentage of		Percentage of
Security Allocation for the	Total Portfolio	Security Allocation for the	Total Portfolio	Security Allocation for the	Total Portfolio
Schedule of Portfolio Investments	Investments	Schedule of Portfolio Investments	Investments	Schedule of Portfolio Investments	Investments

U.S. Gov’t. Obligations	32.3%	Information Technology	18.6%	Information Technology	18.3%
Corporate Bonds	10.0%	Energy	15.2%	Financial Services	16.1%
Health Care	8.1%	Industrial Prods & Svcs	14.5%	Health Care	15.0%
Consumer Products	7.8%	Health Care	14.0%	Industrial Prods & Svcs	14.6%
Information Technology	7.4%	Consumer Products	13.0%	Consumer Discretionary	11.0%
Investment Companies	6.8%	Consumer Discretionary	7.6%	Consumer Products	6.9%
Municipal Bonds	5.8%	Industrial Materials	7.3%	Investment Companies	6.1%
Industrial Prods & Svcs	5.7%	Financial Services	6.0%	Utilities	4.9%
Energy	5.5%	Telecommunications	3.1%	Energy	4.1%
Consumer Discretionary	4.9%	Investment Companies	0.7%	Industrial Materials	2.5%
Industrial Materials	2.6%			Telecommunications	0.5%
Financial Services	2.6%	Total	100.0%
Certificates of Deposit	0.3%			Total	100.0%
Telecommunications	0.2%

Total	100.0%

Other Information:
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available (i) without charge, upon request, by calling 1-800-282-8782 ext. 7050, (ii) on the Boston Trust & Investment Management (the “BTIM”) website at http://www.btim.com, and (iii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-282-8782 ext. 7050, (ii) on the BTIM website at http://www.btim.com, and (iii) on the Commission’s website at http://www.sec.gov.

The Funds file complete schedules of portfolio holdings for each Fund with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Continued

Supplementary Information (unaudited)	March 31, 2009

The annual consideration by the Board of Trustees (the “Board”) of the continuation of the investment advisory agreement between Boston Trust Investment Management, Inc., (the “Adviser”) and Boston Trust Balanced Fund, Boston Trust Equity Fund, Boston Trust Small Cap Fund, Boston Trust Midcap Fund, Walden Social Balanced Fund, Walden Social Equity Fund and Walden Small Cap Innovations Fund (the “Funds”).

Section 15 of the Investment Company Act of 1940 (the “1940 Act”) requires that the Investment Advisory Agreement with the Adviser be renewed annually by the Board, including a majority of the Trustees who are not “interested persons” of the Funds or of the Adviser (“Independent Trustees”). It is the duty of the Board to request as much information as is reasonably necessary to evaluate the terms of the Investment Advisory Agreement and determine whether its continuance is fair to the Funds and their shareholders. The Board considered the continuation of the Investment Advisory Agreement at an in-person meeting held on February 26, 2009. The Board requested, and the Adviser provided, information and data relating to: (i) the investment performance of the Funds and the Adviser; (ii) the nature, extent and quality of the services provided by the Adviser to the Funds; (iii) the cost of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Funds; (iv) the extent to which economies of scale will be realized as the Funds grow; (v) whether the fee levels reflect these economies of scale to the benefit of Funds’ shareholders; (vi) the advisory fees paid by other comparable funds advised by the Adviser or by a different investment adviser; (vii) the Funds’ expense ratios and the expense ratios of similar funds; and (viii) the effect of any fee waivers and expense reimbursements made by the Adviser.

At the meeting on February 26, 2009, the Board engaged in a thorough review process to determine whether to continue the Investment Advisory Agreement. The Board met directly with representatives of the Adviser and reviewed the information and data listed above. As part of its deliberations, the Board also considered and relied upon the information about the Funds and the Adviser that it had received throughout the year as part of its ongoing oversight of the Funds and their operations. The Board reviewed the performance of the Funds from inception through December 31, 2008, comparing the performance to various indices and, in the case of the Boston Trust Balanced Fund and the Walden Social Balanced Fund, a composite index comprised of stocks, bond and money market indices. The Boston Trust Funds and the Walden Funds, other than the Walden Social Balanced Fund and the Walden Small Cap Innovations Fund outperformed their respective composites and indexes for the one-year, five-year and since inception periods ended December 31, 2008. The Walden Social Balanced Fund underperformed its composite index for the one-year, five-year and since inception periods ended December 31, 2008. With respect to certain indexes comprising the composite index, both the Boston Trust Balanced Fund and the Walden Social Balanced Fund outperformed the S&P 500 Index in all periods, but generally lagged the Barclays Capital U.S. Government/Credit Bond Index. While the Walden Small Cap Innovations Fund underperformed its index for its since inception period ended December 31, 2008, the Board also observed that the Fund’s since inception performance is a short-term measure because it commenced operations as a mutual fund October 24, 2008. The Board also took note of the relationship between the Adviser and the Funds and the efforts that have been undertaken by the Adviser to foster the growth and development of the Funds, as well as plans for the continued growth of each Fund. Based upon the short-term and long-term performance of the Funds, the Board concluded that performance of the Funds was within range of reasonable expectations.

Turning to the level of the advisory fees paid by the Funds, the Board reviewed a comparative analysis of advisory fees and expense ratios based on publicly available data for comparable funds. The Board noted that, with the exception of the Boston Trust Balanced Fund and the Walden Social Balanced Fund, the advisory fee for each Fund, both before and after expense waivers and/or reimbursements, compared favorably with the industry average for comparable funds. The advisory fee for the Walden Social Balanced Fund was below the industry average after expense waivers and/or reimbursements. The advisory fee for the Boston Trust Balanced Fund was only slightly above the industry average but within the range of fees paid by comparable funds. The Board also noted that the total operating expenses for each of the Funds were lower than the industry average after expense waivers and/or reimbursements. In addition the total operating expenses of the Boston Trust Small Cap Fund, Boston Trust Midcap Fund, Boston Trust Equity Fund and the Walden Social Equity Fund were lower than the industry average before expense waivers and/or reimbursements. The Board noted that the Adviser would consider advisory fee breakpoints in the future, but did not think that, based on current Fund sizes, that the current economics made fee breaks possible at this time. Having considered the above factors in assessing Fund advisory fees and expense ratios, the Board concluded that fee and expense levels were reasonable.

The Board gave careful consideration to the range of investment advisory services provided by the Adviser to the Funds and the level and quality of these services. The Board reviewed the Adviser’s organizational structure for its twelve person staff, the Adviser’s investment philosophy and portfolio construction process, its fixed income approach and its brokerage policies. The Board noted the experience and the capabilities of the Adviser’s personnel, as well as the quality of the reports and other materials received from the Adviser. In addition, with respect to the Walden Social Balanced Fund and the Walden Social Equity Fund, the Board noted the manner in which the Adviser utilizes the services of its affiliate, Walden Asset Management, to assist the Adviser with socially responsible investment strategies that it employs in these two Funds. Such services include shareholder advocacy, proxy voting and other social initiatives. The Board also reviewed the manner in which the Adviser compensates its affiliate from its own resources for such services. Further, the Board considered the use of Boston Trust & Investment Management Company as custodian for the Funds and the benefit to the Funds and the Adviser resulting from such use.

Continued

Supplementary Information (unaudited)	March 31, 2009

The Board then reviewed financial information collected from the income statements of the Adviser concerning the cost to the Adviser of providing services to the Funds and the overall profitability to the Adviser of its relationship with the Funds. The Board noted that the Adviser’s relationship with the Funds was profitable in spite of the revenue reducing efforts of both an Expense Limitation Agreement with the Funds and the waiver of a portion of the advisory fee attributable to investments in the Funds by bank trust accounts.

In reaching its conclusions with respect to the continuation of the Investment Advisory Agreement, the Board did not identify any single controlling factor. Rather, the Board noted that a combination of factors influenced their decision making process. The Board did, however, identify the commitment of the Adviser to the successful operation of the Funds and the level of Fund expenses as being important elements of their consideration. The Board took notice of the fact that the Adviser has maintained an Expense Limitation Agreement with respect to each of the Funds since the inception of each Fund pursuant to which total operating expenses for each of the Funds is limited, which the Board noted benefits shareholders in each of the Funds. The Board took further notice of the fact that the Adviser has agreed to continue the Expense Limitation Agreement for each of the Funds, including a new reduced Expense Limitation Agreement for the Boston Trust Small Cap Fund and the Walden Small Cap Innovations Fund, for the current fiscal year. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board, including a majority of the Independent Trustees, concluded that the terms of the Investment Advisory Agreement are fair and reasonable and the Board voted to renew the Investment Advisory Agreement for an additional one-year period.

Information about Trustees and Officers (unaudited)	March 31, 2009

Overall responsibility for management of the Funds rests with the Board of Trustees. The names of the Trustees and Officers of the Funds, their addresses, ages and principal occupations during the past five years are provided in the tables below. The business address of the persons listed below is 3435 Stelzer Road, Columbus, Ohio 43219-3035, unless otherwise listed. Trustees who are deemed “interested persons,” as defined in the Investment Company Act of 1940, are Interested Trustees. Trustees who are not interested persons are referred to as Independent Trustees. The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge and upon request by calling 1-800-282-8782.

				Number of Funds	Other
	Positions(s)	Term of Office*		in Fund Complex	Directorships
	Held with	and Length of	Principal Occupation(s)	Overseen by	Held by
Name, Age	the Funds	Time Served	During Past Five Years	Trustee	Trustee

INDEPENDENT TRUSTEES

Michael M. Van Buskirk Date of Birth: 2/22/1947	Trustee	Since 1992	President and Chief Executive Officer, Ohio Bankers League, May, 1991 to present.	7	The Coventry Funds Trust

Diane Armstrong Date of Birth: 7/2/1964	Trustee	Since 2004	Director of Financial Planning, WealthStone, July, 2008 to present; Principal of King, Dodson Armstrong Financial Advisors, Inc. August, 2003 to July, 2008; Director of Financial Planning, Hamilton Capital Management, April, 2000 to August, 2003.	7	The Coventry Funds Trust

Dr. James Woodward Date of Birth: 11/24/1939	Trustee	Since 1997	Chancellor Emeritus, University of North Carolina at Charlotte, August, 2005 to present; Chancellor, University of North Carolina at Charlotte. July, 1989 to July, 2005.	7	The Coventry Funds Trust

OFFICERS WHO ARE NOT TRUSTEES

John Danko Date of Birth: 4/17/1967	President	Since 2008	Senior Vice President, Relationship Management, Citi Fund Services Ohio, Inc., May, 1997 to present.

Robert W. Silva Date of Birth: 8/15/1966	Treasurer	Since 2008	Senior Vice President, Fund Administration, Citi Fund Services Ohio, Inc., September, 2007 to present; Assistant Vice President, Citizens Advisers, Inc., May, 2002 to August, 2007.

Curtis Barnes Date of Birth: 9/24/1953	Secretary	Since 2007	Senior Vice President, Regulatory Administration, Citi Fund Services Ohio, Inc., May, 1995 to present.

Eric B. Phipps ** Date of Birth: 6/20/1971	Chief Compliance Officer	Since 2006	Vice President Citi Fund Services Ohio, Inc., June, 2006 to present. Staff Accountant, United States Securities and Exchange Commission October, 2004 to May, 2006. Director of Compliance BISYS Fund Services Ohio, Inc. December, 1995 to October, 2004.

*	Trustees hold their position with the Funds until their resignation or removal. Officers hold their positions with the Funds until a successor has been duly elected and qualified.
**	Mr. Phipps serves as Chief Compliance Officer. His compensation is reviewed and approved by the Board of Trustees and paid by Citi pursuant to a Compliance Services Agreement between Citi and the Trust. The Fee paid pursuant to the Compliance Services Agreement by the Fund is not indicative of the total compensation received by Mr. Phipps.

Investment Adviser
Boston Trust Investment Management, Inc.
One Beacon Street
Boston, MA 02108

Custodian and Transfer Agent
Boston Trust & Investment Management Company
One Beacon Street
Boston, MA 02108

Administrator
Citi Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219

Distributor
Foreside Distribution Services, L.P.
10 High Street
Boston, MA 02110

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, Ohio 44145

Legal Counsel
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, OH 43215

This report is intended for the shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and subject to change.

05/09

Item 2.	Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b)	During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

3(a)(1)	The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2)	The audit committee financial expert is Diane Armstrong, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees
For the year ended March 31, 2009, Cohen billed Audit Fees to the Boston Trust Funds of $70,000. For the fiscal year ended March 31, 2008, Ernst & Young billed Audit Fees to the Boston Trust Funds of $79,770.

(b)	Audit Related Fees
For the period ended March 31, 2009 there were no fees for audit-related services for the Boston Trust Funds.

(c)	Tax Fees
For the year ended March 31, 2009, Cohen billed Tax Fees to the Boston Trust Funds of $14,000. For the fiscal year ended March 31, 2008, Ernst & Young billed Tax Fees to the Boston Trust Funds of $18,000. These fees relate to tax compliance services.

(d)	All Other Fees
There were no fees for all other services to the Boston Trust Funds not included above.

The audit committee reviews all matters involving the Coventry Group’s independent accountants, including engagement letters and accountant presentations addressing the scope of an audit. Audit related matters are presented to the Board of Trustees for consideration, with a recommendation from the audit committee. All services provided to the Coventry Group by independent accountants are pre-approved by the audit committee.

(e)	Not applicable.

(f)	Not applicable.

(g)	Not applicable.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	Not applicable.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Coventry Group

By (Signature and Title)	/s/ John Danko
John Danko, President

Date:	June 2, 2009

           Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John Danko
John Danko, President

Date:	June 2, 2009

By (Signature and Title)	/s/ Robert Silva
Robert Silva, Treasurer

Date:	June 2, 2009